    As filed with the Securities and Exchange Commission on November 1, 2000

              Securities Act of 1933 File No. 2-80886
         Investment Company Act of 1940 File No. 811-3626

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                         FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
               Post-Effective Amendment No. 49

                             And

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                       Amendment No. 44

                        CITIZENS FUNDS*
       (Exact name of Registrant as specified in charter)

            230 Commerce Way, Portsmouth, NH 03801
           (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (603) 436-5152

                  Sophia Collier, Trustee
       230 Commerce Way, Suite 300, Portsmouth, NH 03801
          (Name and Address of Agent for Service)

It is proposed that this filing become effective:
[ ] Immediately upon filing pursuant to paragraph (b) of Rule 485
[X] On November 1, 2000 pursuant to paragraph (b) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a) of Rule 485
[ ] On _____ pursuant to paragraph (a) of Rule 485
--------------------------------------------------------------------------------
*This filing relates to its series Citizens Core Growth Fund (formerly Citizens Index Fund), Citizens Emerging Growth Fund, Citizens Global Equity Fund, Citizens Small Cap Core Growth Fund (formerly Citizens Small Cap Index Fund), Citizens Income Fund and Citizens Money Market Fund (formerly Working Assets Money Market Fund).

SUPPLEMENT TO NOVEMBER 1, 2000 CITIZENS FUNDS PROSPECTUS

On page 34, under "Management of Citizens Funds - The Role of the Investment Adviser" Citizens Income Fund is deleted from the heading of the third paragraph and the first sentence of the third paragraph is deleted in its entirety.

On page 35, under "Management of Citizens Funds - Our Sub-Advisers", Citizens Income Fund is added to the title of the second paragraph. The first sentence of the second paragraph is deleted in its entirety and the following is substituted:

         The sub-adviser for the Citizens Emerging Growth Fund since the Fund commenced operations in 1994 and sub-adviser for the Citizens Income Fund since 1993, Seneca Capital Management LLC is a registered investment adviser.

On page 47, under "Mailing address and wiring instructions" the entire section is deleted in its entirety and the following is substituted:

REGULAR U.S. MAIL:
Please use the business reply envelope provided with this prospectus, or mail to:
Citizens Funds
c/o PFPC Inc.
PO Box 8962
Wilmington, DE  19899-8962


WIRING INSTRUCTIONS                   TRANSFER AGENT AND DIVIDEND PAYING AGENT:
Citizens Funds                        PFPC Inc
c/o PNC Bank, N.A.                    400 Bellevue Parkway, Suite 108
Philadelphia, PA                      Wilmington, DE  19809
ABA# 031000053
For Further Credit
A/C # 86-1030-3646
Shareholder name/fund name/account number

OVERNIGHT DELIVERY PACKAGES (E.G., FEDERAL EXPRESS, UPS, AIRBORNE EXPRESS):
Citizens Funds
c/o PFPC Inc.
400 Bellevue Parkway, Suite 108
Wilmington, DE  19809

Please send only overnight delivery packages to the above address. Regular U.S. Mail will not be accepted at this address and may be returned to you.

Please make all checks payable to "Citizens Funds." We are unable to accept third-party checks.

                                November 1, 2000






                                   PROSPECTUS



          CITIZENS CORE GROWTH FUND-SM- (FORMERLY CITIZENS INDEX FUND)
                       CITIZENS EMERGING GROWTH FUND-SM-
                    CITIZENS SMALL CAP CORE GROWTH FUND-SM-
                    (FORMERLY CITIZENS SMALL CAP INDEX FUND)
                        CITIZENS GLOBAL EQUITY FUND-SM-
                            CITIZENS INCOME FUND-SM-
   CITIZENS MONEY MARKET FUND-SM- (FORMERLY WORKING ASSETS MONEY MARKET FUND)









                                Citizens Funds-Registered Trademark-




The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             Table of Contents

OVERVIEW......................................................................4

THE FUNDS
Investment Objectives and Principal Investment Strategies.....................5
Principal Risks..............................................................10
Performance..................................................................13
Fees and Expenses............................................................17

ADDITIONAL FUND DETAILS
Growth Plus Risk Management..................................................20
Citizens Core Growth Fund....................................................22
Citizens Emerging Growth Fund................................................23
Citizens Small Cap Core Growth Fund..........................................23
Citizens Global Equity Fund..................................................24
Citizens Income Fund.........................................................25
Citizens Money Market Fund...................................................26

MANAGEMENT OF CITIZENS FUNDS
The Role of the Investment Adviser...........................................28
Our Sub-Advisers.............................................................28
Citizens Funds' Fees.........................................................29
12b-1 Fees and Classes.......................................................30

SHAREHOLDER INFORMATION
Investment Minimums..........................................................31
How We Value Our Shares......................................................31
How to Buy and Sell Shares...................................................32
Shareholder Services and Policies............................................34
Costs for Services...........................................................36
Mailing Address and Wiring Instructions......................................36

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................37

FINANCIAL HIGHLIGHTS.........................................................39

=========================================================================
OVERVIEW
=========================================================================
CITIZENS FUNDS-Registered Trademark-

Our goal at Citizens Funds is to achieve strong financial results by seeking out securities which we believe have above-average prospects for long-term growth, and by employing specific risk management methods in the management of our actively managed portfolios, as well as in the management of our indexes underlying our passively-managed portfolios. One such method is that all of our Funds invest only in companies that we deem to have positive records of corporate responsibility.

OUR FUNDS
The Citizens Core Growth Fund invests primarily in the companies that make up the Citizens Index-SM- and has the objective of long-term capital appreciation.

The Citizens Emerging Growth Fund invests primarily in the common stock of medium-sized companies with the objective of aggressive growth.

The Citizens Small Cap Core Growth Fund invests primarily in the companies that make up the Citizens Small Cap Index-SM- and has the objective of capital appreciation.

The Citizens Global Equity Fund invests primarily in foreign and U.S. stocks with the objective of capital appreciation.

The Citizens Income Fund invests primarily in fixed income securities with the objective of generating current income and paying a dividend each month.

The Citizens Money Market Fund's objective is current income consistent with safety and liquidity. The Fund seeks to maintain a stable $1.00 Net Asset Value per share at all times, although there is no assurance it will be able to do so.

RISKS

There are certain risks common to all of our Funds:

- The stock and bond markets are sometimes volatile and may change significantly and unpredictably in response to political, regulatory, market or economic developments.

- The stocks or bonds our Funds purchase may go up or down more or less than the markets as a whole.

- As with all mutual funds, you could lose money by investing in any of the Citizens Funds.

WHO MAY WANT TO INVEST
Our four equity funds (Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund and Citizens Global Equity Fund) are designed for investors seeking long-term growth who can accept the volatility associated with common stock investments.

The Citizens Emerging Growth Fund is also designed for investors seeking aggressive growth and who are willing to accept substantial share price fluctuations in return for the price appreciation potential inherent in a concentrated and high-turnover strategy.

The Citizens Small Cap Core Growth Fund is also designed for investors seeking long-term growth who can accept the volatility associated with investing in smaller capitalization companies but who wish to moderate this risk through diversification.

The Citizens Global Equity Fund is also designed for investors who want to invest in the securities of non-U.S. companies as well as U.S. companies and who are willing to accept the additional risks associated with non-U.S. investing.

The Citizens Income Fund is designed for investors who are seeking current income and who can accept the share price fluctuations associated with investments in bonds.

The Citizens Money Market Fund is designed for investors who require stability of principal and who are seeking current income.

=========================================================================
THE FUNDS
=========================================================================

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
Our actively managed funds employ a growth discipline, seeking companies with above-average prospects for long-term growth in earnings and profitability. Such companies typically are leaders in their markets, have proven business models, innovative technologies, strong brand franchises, loyal customer relationships and strong financial positions. Risk management strategies are an integral part of our investment process. All of our funds invest only in companies that meet a high standard for corporate and environmental responsibility meaning that they have positive environmental, community, and workplace records. We believe that our socially responsible investing mandate directly complements our efforts to control risk by avoiding companies whose corporate behavior could become an impediment to performance.

CHANGE IN INVESTMENT OBJECTIVE
The investment objective of a Fund cannot be changed without the approval of a majority of the outstanding shares of that Fund.


CITIZENS CORE GROWTH FUND (FORMERLY CITIZENS INDEX FUND)
OBJECTIVE
The Citizens Core Growth Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
The Citizens Core Growth Fund follows a strategy designed to harvest the total return of the large-cap portion of the U.S. stock market. The Fund typically buys and holds stocks, sometimes for a number of years, seeking to benefit from the long-term growth of such securities. This strategy is followed by replicating the composition and performance of the Citizens Index-SM- as closely as possible. The Citizens Index was created and is maintained by the Fund's investment adviser, Citizens Advisers, Inc., and consists of approximately 300 large sized U.S. companies that have passed Citizens Funds' financial, social and environmental screens. Approximately 200 of these are included in the S&P 500 Index. The others are promising companies that provide industry diversity, have passed our rigorous screens for corporate responsibility and, in our view, have strong financial prospects. The Fund invests in Citizens Index companies in proportion to their market capitalization, which means that relatively larger companies have greater representation in the Fund than smaller ones.

During normal market conditions, there will be at least an 80% match between the Fund's holdings and those of the Citizens Index, and the Fund tries to achieve 95% correlation before expenses with the performance of the Citizens Index. The Fund will buy and sell securities as the composition of the Citizens Index changes. During normal market conditions, at least 65% of the companies that make up the Citizens Index will have market capitalizations in the capitalization range of the S&P 500 Index (146.0 million to $571.4 billion as of September 30, 2000). Under special circumstances, for defensive purposes or to reduce concentration in a particular issuer or sector, the Adviser may undertake an investment strategy that creates a temporary variance from the Index. The fund may concentrate in certain sectors, including but not limited to technology.

RISKS

The Fund is subject to the following principal risks (for more details see pages 10-11):

-    Market Risk

-    Sector Risk

-    Company Risk

-    Passive Investing Risk


CITIZENS EMERGING GROWTH FUND
OBJECTIVE
Citizens Emerging Growth Fund's investment objective is aggressive growth.

PRINCIPAL INVESTMENT STRATEGIES
The Citizens Emerging Growth Fund seeks capital appreciation by investing primarily in young, growing companies that offer the potential for accelerated earnings, revenue growth and increased share prices. The Fund follows an earnings momentum strategy (a strategy by which the Fund invests in companies with accelerating earnings growth) by seeking to invest in companies that have displayed recent positive earnings surprises and/or are projected to attain increased earnings in the near term. The Fund ordinarily sells companies when they meet targeted share prices.

During normal market conditions, at least 65% of the Fund's total assets will be invested in the common stock of medium-sized companies whose market capitalizations are in the capitalization range of the S&P MidCap 400 Index ($120.0 million to $17.6 billion as of September 30, 2000). From time to time, the Fund may invest a limited portion of its assets in the common stock of smaller or larger companies, initial public offerings(IPOs), and foreign companies as well as U.S., companies. The Fund may concentrate in certain sectors, including but not limited to technology.

RISKS
The Fund is subject to the following principal risks (for more details see pages 10-13 below):

-        Market Risk
-        Sector  Risk
-        Company Risk

-        Small-and Medium-Sized Company Risk
-        Liquidity Risk
-        Foreign Investing Risk
-        Portfolio Turnover Risk
-        IPO Investing Risk
-

CITIZENS SMALL CAP CORE GROWTH FUND (FORMERLY CITIZENS SMALL CAP INDEX FUND) OBJECTIVE Citizens Small Cap Core Growth Fund's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
The Citizens Small Cap Core Growth Fund focuses on the small-cap sector of the domestic stock market and offers investors the opportunity to participate in both the high growth potential and significant value that may be found in companies of this size. The Fund's strategy can be summarized as buying and holding quality small-cap names across a broad range of industries. This strategy is typically pursued by replicating the composition and performance of the Citizens Small Cap Index-SM- as closely as possible. The Citizens Small Cap Index was created and is maintained by the Fund's investment adviser, Citizens Advisers, Inc., and consists of approximately 300 small-sized U.S. companies that have passed Citizens' financial, social and environmental screens, forming a well-diversified list representing over 20 industries. The Fund invests in Citizens Small Cap Index companies in proportion to their market capitalization, which means that relatively larger companies have greater representation in the Fund than smaller ones. The companies are typically in the capitalization range of the S&P SmallCap 600 Index ($34.0 million to $5.2 billion as of September 30,
2000) at the time of their selection and all of them must exhibit what Citizens Advisers believes to be strong financial promise and a high level of corporate responsibility. At least annually, Citizens Advisers reviews the composition of the Citizens Small Cap Index and periodically removes companies that fall outside the targeted market capitalization range. The Fund will buy and sell securities as the composition of the Citizens Small Cap Index changes.

During normal market conditions, there will be at least an 80% match between the Fund's holdings and those of the Citizens Small Cap Index, and the Fund tries to achieve a 95% correlation, before expenses, with the performance of the Index. During normal market conditions, at least 65% of the companies that make up the Citizens Small Cap Index will have market capitalizations in the capitalization range of the S&P SmallCap 600 Index. Under special circumstances, for defensive purposes or to reduce concentration in a particular issuer or sector, the Adviser may undertake an investment strategy that creates a temporary variance from the Index. The Fund may concentrate in certain sectors, including but not limited to technology.

RISKS
The Fund is subject to the following principal risks (for more details see pages 10-11):

-        Market Risk
-        Sector  Risk
-        Company Risk
-        Passive Investing Risk
-        Small- and Medium-Sized Company Risk
-        Liquidity Risk

CITIZENS GLOBAL EQUITY FUND
OBJECTIVE
Citizens Global Equity Fund's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
The Citizens Global Equity Fund invests primarily in the common stock of U.S. and foreign companies. During normal market conditions, more than 50% of the Fund's total assets will be invested in foreign markets, in a minimum of three countries, one of which may be the U.S. The Fund may invest, to a limited extent, in the securities of issuers located in emerging market countries.

In selecting investments, the investment manager considers overall and relative economic conditions in the U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The investment manager looks for:

- Primarily stocks of large-cap growth-oriented companies worldwide; The Fund may also invest to a limited degree in medium- and smaller-sized companies;
- Companies that stand to benefit from global growth trends (these trends may include, among others: financial market liberalization, corporate restructuring to meet global competition and developments in information technology);
- Businesses with strong competitive positions and high demand for their products or services; and

- Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

The Fund may also invest in sponsored American Depository Receipts (ADRs), which are shares of foreign companies deposited in U.S. banks or a local branch of a foreign bank. An ADR is considered a security of the country in which the foreign company depositing its securities is headquartered. The Fund may to a limited extent, invest in stocks of small-cap growth oriented companies worldwide. The Fund may concentrate in certain sectors, including but not limited to technology.

RISKS
The Fund is subject to the following principal risks (for more details see pages 10-13):

-        Market Risk
-        Sector Risk
-        Company Risk
-        Small- and medium-sized company risk
-        Liquidity Risk
-        Foreign Investing Risk
-        Portfolio Turnover Risk

CITIZENS INCOME FUND
OBJECTIVE
Citizens Income Fund's investment objective is generating current income and paying a dividend each month.

PRINCIPAL INVESTMENT STRATEGIES
The Citizens Income Fund invests primarily in bonds or mortgage-backed securities that have expected maturities of 2 to 30 years, although it will occasionally hold short-term securities (such as discount notes and commercial paper) as well. The Fund normally maintains an average maturity of between 5 and 15 years. The Fund normally invests in high quality, investment-grade securities, but as much as 35% of the Fund's total assets may be invested in high yield, or "junk bond," securities. The Fund may concentrate in certain sectors, including but not limited to technology.

RISKS
The Fund is subject to the following principal risks (for more details see pages 13-14):

-        Market Risk
-        Interest Risk Rate
-        Credit Risk
-        High Yield/Junk Bond Risk
-        Liquidity Risk
-        Mortgage-Backed Securities Risk
-        Sector Risk
-

CITIZENS MONEY MARKET FUND (FORMERLY WORKING ASSETS MONEY MARKET FUND)
OBJECTIVE
The Citizens Money Market Fund's investment objective is current income consistent with safety and liquidity.

PRINCIPAL INVESTMENT STRATEGIES
The Citizens Money Market Fund invests in high quality, short-term money market instruments (short-term debt issued by U.S. government agencies, corporations, banks or other financial institutions) that the Fund's adviser, Citizens Advisers, Inc., believes present minimal risk. The Fund operates pursuant to the detailed requirements of Rule 2a-7 of the Investment Company Act of 1940. Accordingly, the Fund invests in debt securities that call for payment in U.S. dollars, maintains a dollar-weighted average maturity of 90 days or less and will not purchase securities with maturities greater than 397 days. With respect to government securities, the Fund only invests in those that are issued by agencies or other enterprises of the U.S. government and does not invest in general obligations of the U.S. government, such as Treasury bills, notes and bonds. The Fund seeks to maintain a stable $1.00 Net Asset Value per share at all times, although there is no assurance it will be able to do so.

RISKS
The Fund is subject to the following principal risks (for more details see pages 13-15):
-        Market Risk
-        Interest Rate Risk
-        Credit Risk
-        Money Market Instrument Risk

DEFENSIVE POSITIONS
In an attempt to protect themselves from adverse market or economic conditions, all of our Funds may on occasion take temporary defensive positions in cash or cash equivalents, such as money market instruments or other high quality, short-term fixed income securities. These positions may prevent a particular Fund from achieving its investment objective or otherwise adversely affect Fund performance.

PRINCIPAL RISKS
The principal risks of investing in each of our Funds are described below.

EQUITY FUNDS
The principal risks of investing in our equity funds (Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund and Citizens Global Equity Fund) include:

MARKET RISK. The stock market is sometimes volatile and may change dramatically and unpredictably in response to political, regulatory, market or economic developments. The stock of growth companies - as compared to older, more established companies - tends to be extra sensitive to these developments in the market because their share prices are based more on expectations about the futures of these companies. Stock prices have historically gone up and down more than the value of fixed income securities. The value of your investment in any of the equity Funds will go up and down based on market conditions.

SECTOR RISK. Although none of our Funds invests more than 25% of their total assets in a particular industry, our equity Funds will at times be invested more heavily in some industries or broader market sectors than in others, and may be over-weighted in certain sectors in comparison to the market as a whole, or to other market indices. Since the outlook for particular sectors will differ due to unique market, economic, regulatory or competitive environments, there is always the possibility that the value of a group of related stocks will go down more than the total market because of developments in a specific sector. These fluctuations may cause the value of your investment to go down.

Also, although the Funds limit investment in any one industry, industries may be interrelated such that the Funds have a greater concentration in a broader market sector, such as technology. In recent periods the technology sector has enjoyed unusually favorable market conditions which may not be sustainable and which have more recently been very volatile. Technology companies may be subject to greater risks than other companies, including but not limited to obsolescence, short product cycles and more rapidly changing market conditions.

COMPANY RISK. The value of the stock of an individual company varies with the prospects of that company and can be more or less volatile than the market as a whole. The success or failure of each of the companies in which the equity Funds invest will cause the value of your investment to go up or down.

PASSIVE INVESTING RISK. Because they are generally managed to approximate the performance of their respective indices, the Citizens Core Growth Fund and Citizens Small Cap Core Growth Fund usually will not sell stocks of companies even though they may be experiencing financial trouble or their share prices are declining. Also, these Funds may invest more heavily in some companies because those companies make up a larger portion of the particular Index. Also, tracking error (which occurs when a fund's holdings and the composition of the Index do not completely match up), cash positions, fees and expenses will prevent these Funds from exactly duplicating or matching the performance of their underlying Indices.

SMALL- AND MEDIUM-SIZED COMPANY RISK. The small- and medium-sized companies that the Citizens Emerging Growth Fund, Citizens Global Equity Fund and Citizens Small Cap Core Growth Fund invest in may have speculative characteristics. Small companies, in particular, have unique risks. Among others, they may be dependent on an individual, may have inexperienced management, limited product lines or have a difficult time obtaining financing or market share. Their shares are also more volatile, and may not be traded as frequently or in as large a volume as shares of larger companies. Medium-sized companies generally involve less risk than smaller companies but their shares are still more volatile and more subject to changes in the market than larger companies.

LIQUIDITY RISK. The Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund and the Citizens Global Equity Fund may not be able to sell their smaller capitalization securities as quickly as companies with larger capitalizations, especially if investor perceptions about the issuer worsen. During certain economic downturns it may be more difficult for the Funds to sell their smaller capitalization, less liquid securities at their fair value to meet requests for redemptions by shareholders or to respond to changes in the market.

FOREIGN INVESTING RISK. The Citizens Global Equity Fund will invest in foreign markets. The Citizens Emerging Growth Fund may invest limited portion of its assets in foreign markets. Foreign markets are generally less efficient and more volatile than those in the United States. Foreign economies and governments may be less mature and stable than those in the U.S. and foreign securities may be more significantly impacted by political and economic events. Settlement and trading costs are generally higher, and foreign companies may be adversely affected by excessive (or inadequate) government regulation, excessive taxation, nationalization, expropriation or political, economic or social instability. There is also the risk of currency regulation and exchange controls or fluctuations in exchange rates between foreign currencies and the U.S. dollar, which could cause the value of a fund's investments in foreign markets to go down. The risks of investing in emerging market economies are even greater and can include high inflation, high sensitivity to commodity prices and economic dependence on a few industries or government-owned industries. These characteristics of foreign investing will cause the value of your investment to go up or down.

Certain European countries have joined the European Economic and Monetary Union (EMU). Each EMU participant's currency began a conversion into a single European currency, called the euro, on January 1, 1999, to be completed by July 1, 2002. European financial markets could be adversely affected if the euro conversion does not continue as planned or if a participating country chooses to withdraw from the EMU. The value of the euro has declined significantly since its introduction. This decline may negatively affect companies that are based in Europe or sell to European markets.

PORTFOLIO TURNOVER RISK. The Citizens Emerging Growth Fund and the Citizens Global Equity Fund have relatively high portfolio turnover rates (in excess of 100%). Funds with high turnover may incur higher transaction costs, such as brokerage fees, than funds that buy and sell securities less often. High portfolio turnover may therefore negatively impact the Fund's performance. Frequent sales of securities held by the Funds may also cause shareholders to realize higher amounts of taxable ordinary income or capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates).

IPO INVESTING RISK. A significant portion of the Citizens Emerging Growth Fund's returns may have been and may, in the future, be affected by its investments in initial public offerings (IPOs). The impact of investments in IPOs may be greater when a fund has a smaller asset base. If the size of the Citizens Emerging Growth Fund increases, there is no guarantee that the Fund's performance will be impacted to the same extent by IPOs or that the Fund will continue to be able to participate in IPOs. In addition, IPOs are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. A Fund may not be able to invest in securities issued in IPOs to the extent desired because, for example, only a small portion of the securities being offered in an IPO may be made available to the Fund or because under certain market conditions few companies may issue securities in IPOs.

FIXED INCOME FUNDS
The principal risks of investing in our fixed income funds (Citizens Income Fund and Citizens Money Market Fund) include:

MARKET RISK. The fixed income market, like the stock market, is sometimes volatile and may change dramatically and unpredictably in response to political, regulatory, market or economic developments. The value of your investment in the Citizens Income Fund will go up and down based on market conditions.

INTEREST RATE RISK. When interest rates rise, the prices of fixed income securities generally fall. This interest rate risk will generally affect the price of a debt security more if the security has a longer maturity. A rise in interest rates generally will cause the value of the Citizens Income Fund's shares to decline. A significant rise in interest rates may even cause the value of your investment in the Citizens Money Market Fund to go down.

CREDIT RISK. Prices of debt securities also go up and down based on how creditworthy investors perceive issuers of these securities to be. The prices of debt securities with lower ratings tend to go up and down more than those of securities with higher ratings. It is possible that some issuers will not be able to make payments to a fund on debt securities that the fund holds, and as a result the fund may not receive the income it expected from these securities or repayment of capital on the due date. If an issuer of a debt security is viewed as unable to make timely payments on its securities, the value of these securities may go down.

HIGH YIELD/JUNK BOND RISK. The Citizens Income Fund may invest as much as 35% of its total assets in bonds or other debt instruments that are rated below investment grade and are considered speculative. These investments are known as high yield securities or "junk bonds." Junk bonds tend to have a greater risk of default than securities with higher ratings. Also, the prices of junk bonds may go up and down more than the prices of securities with higher ratings. Junk bonds tend to react more to economic, industry, legislative and regulatory changes and changes in perceptions about their issuer's creditworthiness than securities with higher ratings. In the past, economic downturns or increases in interest rates have under certain circumstances caused junk bonds to default at higher than usual rates.

LIQUIDITY RISK. The Citizens Income Fund may not be able to sell its lower-rated securities as quickly as those securities with higher ratings, especially if investor perceptions about the issuer worsen. During certain economic downturns it may be more difficult for the Fund to sell its lower-rated, less liquid securities at their fair value to meet requests for redemptions by shareholders or to respond to changes in the market.

MORTGAGE-BACKED SECURITIES RISK. The Citizens Income Fund may invest in mortgage-backed securities. The value of these investments may be adversely affected by prepayment of mortgages or extension of the expected maturity of the securities. When interest rates go down, mortgage-backed securities experience higher rates of prepayment and the Fund may experience an unpredicted loss of interest income. The Fund will then have to reinvest the money at lower interest rates. Therefore, mortgage-backed securities may not be an effective means of locking in a particular interest rate. When interest rates go up, mortgage-backed securities experience lower rates of prepayment, which lengthens the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

SECTOR RISK. Although the Citizens Income Fund will not invest more than 25% of its total assets in a particular industry, it may at times be invested more heavily in some industries or broader market sectors than in others, and may be over-weighted in certain sectors in comparison to the market as a whole. Since the outlook for particular sectors will differ due to unique market, economic, regulatory or competitive environments, there is always the possibility that the value of a group of related stocks will go down more than the total market because of developments in a specific sector. These fluctuations may cause the value of your investment to go down. The Fund may be concentrated in certain sectors, including but not limited to telecommunications and financial services. Sector concentration may result in increased risk due to such factors as extensive government regulation and intensive competition, among others.

MONEY MARKET INSTRUMENT RISK. Money market securities generally involve less risk - but a lower return - than lower quality or longer term fixed income securities. An investment in the Citizens Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Citizens Money Market Fund seeks to preserve the value of your investment at $1.00 per share, there is no guarantee that it will be able to do so.

PERFORMANCE
The bar charts and tables on the following pages provide some indication of the risks of investing in a Fund by showing changes in a Fund's performance from year to year and by showing how a Fund's average annual returns for certain periods compare with those of a widely recognized index of market performance.

How a Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Performance information is not included for the Citizens Small Cap Core Growth Fund because that Fund has not been in operation for a full calendar year.

CITIZENS CORE GROWTH FUND
CALENDAR YEAR RETURNS AS OF DECEMBER 31 (STANDARD CLASS SHARES)

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.] 1996 23.07%
1997 34.96%
1998 42.75%
1999 27.49%

The Citizens Core Growth Fund, Standard Class shares, year-to-date return as of September 30, 2000 was -6.08%.

Best and Worst Quarterly Performance (during period shown above)
Best quarter return:  27.49% (4th quarter 1998)
Worst quarter return: -7.89% (3rd quarter 1998)

Average Annual Returns (through December 31, 1999)
=========================================================================
                               One Year Return           Since Inception
=========================================================================
Citizens Core Growth Fund -
Standard Class shares               27.49%               31.45% (3/3/95)
-------------------------------------------------------------------------
Citizens  Core Growth Fund -
Institutional Class shares          28.40%               33.68% (1/25/96)
-------------------------------------------------------------------------
S&P 500 Index*                      21.04%               28.09% (3/3/95)
                                                         26.65% (1/25/96)
-------------------------------------------------------------------------
* The S&P 500 Index is a widely recognized, unmanaged index of the common stock prices of 500 of the largest companies in the U.S. market.

CITIZENS EMERGING GROWTH FUND
CALENDAR YEAR RETURNS AS OF DECEMBER 31 (STANDARD CLASS SHARES)

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.] 1995 40.73%
1996 13.91%
1997 17.69%
1998 42.71%
1999 68.09%

The Citizens Emerging Growth Fund, Standard Class shares, year-to-date return as of September 30, 2000 was 23.66%.

Best and Worst Quarterly Performance (during period shown above)
Best quarter return:   42.46% (4th quarter 1999)
Worst quarter return: -12.08% (3rd quarter 1998)

Average Annual Returns (through December 31, 1999)
===============================================================================
                             One Year Return  Five Year Return  Since Inception
===============================================================================
Citizens Emerging Growth Fund -     68.09%         35.23%       30.70% (2/8/94)
Standard Class shares
-------------------------------------------------------------------------------
S&P MidCap 400 Index*               14.70%         23.05%       18.46% (2/8/94)
-------------------------------------------------------------------------------
* The S&P MidCap 400 Index is an unmanaged index of common stock prices of mid-size companies in the U.S. market.

CITIZENS GLOBAL EQUITY FUND
CALENDAR YEAR RETURNS AS OF DECEMBER 31 (STANDARD CLASS SHARES)

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.] 1995 13.74%
1996 13.16%
1997 19.91%
1998 32.26%
1999 74.09%

The Citizens Global Equity Fund, Standard Class shares year-to-date return as of September 30, 2000 was -6.16%.

Best and Worst Quarterly Performance (during period shown above)
Best quarter return:   46.07% (4th quarter 1999)
Worst quarter return: -10.32% (3rdquarter 1998)

Average Annual Returns (through December 31, 1999)
===============================================================================
                             One Year Return  Five Year Return  Since Inception
===============================================================================
Citizens Global Equity Fund -    74.09%           28.84%        23.42% (2/8/94)
Standard Class shares
-------------------------------------------------------------------------------
Financial Times World Index*     26.00%           19.35%        16.41% (2/8/94)
-------------------------------------------------------------------------------
* The Financial Times World Index is an unmanaged index of common stocks of domestic and foreign companies.

CITIZENS SMALL CAP CORE GROWTH FUND
Citizens Small Cap Core Growth Fund commenced operations December 28, 1999 and does not have annual returns for a full calendar year. For this reason, a bar chart and table showing performance information and information on best and worst calendar quarter performance are not provided in this prospectus.

CITIZENS INCOME FUND
CALENDAR YEAR RETURNS AS OF DECEMBER 31 (STANDARD CLASS SHARE)

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.] 1993 9.96%
1994 -3.08%
1995 17.38%
1996  4.85%
1997 10.48%
1998  5.81%
1999 -0.82%

The Citizens Income Fund, standard class shares year-to-date return as of September 30, 2000 was 5.22%.

Best and Worst Quarterly Performance (during period shown above)
Best quarter return:   5.08% (1st quarter 1995)
Worst quarter return: -2.24% (1st quarter 1994)

Average Annual Returns (through December 31, 1999)
===============================================================================
                             One Year Return  Five Year Return  Since Inception
===============================================================================
Citizens Income Fund -           -0.82%            7.36%        6.28% (6/10/92)
Standard Class shares
-------------------------------------------------------------------------------
Lehman U.S. Aggregate Index*     -0.82%            7.73%        6.72% (6/10/92)
-------------------------------------------------------------------------------
* The Lehman U.S. Aggregate Index is an unmanaged index of taxable, investment grade fixed-income securities, including government, corporate, mortgage and asset-backed securities. For up-to-date yield information please call (800) 223-7010.

CITIZENS MONEY MARKET FUND
CALENDAR YEAR RETURNS AS OF DECEMBER 31 (STANDARD CLASS SHARES)*

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.] 1991 5.57%
1992 3.09%
1993 2.22%
1994 3.24%
1995 5.01%
1996 4.29%
1997 4.44%
1998 4.43%
1999 4.05%

* The inception date for the Citizens Money Market Fund, Standard Class shares is August 30, 1983. Complete data for periods prior to 1991 is not available.

The Citizens Money Market Fund, Standard Class shares year-to-date return as of September 30, 2000 was 3.93%.

Best and Worst Quarterly Performance (during period shown above)
Best quarter return:  1.58% (1st quarter 1991)
Worst quarter return: 0.54% (2nd and 3rd quarters 1993)

Average Annual Returns (through December 31, 1999)
===============================================================================
                             One Year Return  Five Year Return  Since Inception
===============================================================================
Citizens Money Market Fund -      4.05%            4.44%      4.03% (1/1/91)**
Standard Class shares
-------------------------------------------------------------------------------
Citizens Money Market Fund        4.53%              N/A      4.93% (2/1/96)
Institutional Class shares
-------------------------------------------------------------------------------
** The inception date for the Citizens Money Market Fund, Standard Class shares is August 30, 1983. Complete data for periods prior to 1991 is not available.

The 7-day yield for the Citizens Money Market Fund, Standard Class shares was 4.62% and for Institutional Class shares was 4.98% for the period ended December 31, 1999.

The current 7-day yield can be obtained by calling Citizens Funds at (800) 223-7010.

FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Citizens' funds. Annual fund operating expenses are paid out of the assets of the Funds. The Funds do not have a sales charge (load).

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)*

--------------------------------------------------------------------------------------------------------------------
                    Maximum       Maximum         Maximum          Redemption      Exchange Fee     Maximum
                    Sales         Deferred        Sales Charge     Fee                              Account Fee
                    Charge        Sales Charge    (Load Imposed                                     (Charged only if
                    (Load)        (Load)          on Reinvested                                     account falls
                    Imposed                       Dividends)                                        below minimum
                    on                                                                              balance)**
                    Purchases
--------------------------------------------------------------------------------------------------------------------
Citizens Core       None          None            None             None            None             $3.00/month
Growth Fund
--------------------------------------------------------------------------------------------------------------------
Citizens            None          None            None             None            None             $3.00/month
Emerging
Growth Fund
--------------------------------------------------------------------------------------------------------------------
Citizens Small      None          None            None             None            None             $3.00/month
Cap Core
Growth Fund
--------------------------------------------------------------------------------------------------------------------
Citizens Global     None          None            None             None            None             $3.00/month
Equity Fund
--------------------------------------------------------------------------------------------------------------------
Citizens            None          None            None             None            None             $3.00/month
Income Fund
--------------------------------------------------------------------------------------------------------------------
Citizens Money      None          None            None             None            None             $3.00/month
Market Fund
--------------------------------------------------------------------------------------------------------------------

* See "Costs for Services," on page 46.
** A fee of $3.00/month currently is charged on accounts that fall below a minimum balance of $2,500 ($1,000 minimum balance for Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and Automatic Investment Plan accounts.)
This fee does not apply to IRA or E fund accounts.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM ASSETS)

===============================================================================================================
Fund Class Shares    Management    Distribution    Other        Total         Reimbursements/    Net
                     Fees          Fees            Expenses     Annual        Waivers            Expenses
                                                                Operating
                                                                Expenses
===============================================================================================================
CITIZENS CORE GROWTH FUND
===============================================================================================================

Standard Class shares**        0.50%        0.25%        0.65%           1.40%         0.06%         1.344%
Administrative Class shares**  0.50%        0.25%        0.21%           0.96+%        0.02%         0.94%
Institutional Class shares**   0.50%        N/A          0.24%           0.74%         0.06%         0.68%
===============================================================================================================

===============================================================================================================
CITIZENS EMERGING GROWTH FUND
===============================================================================================================
Standard Class shares          1.00%        0.25%        0.50%           1.75%         N/A           1.75++%
Administrative Class shares    1.00%        0.25%        0.16%           1.41%+        0.00%         1.41%
Institutional Class shares     1.00%         N/A         0.31%           1.31%         0.01%         1.30++%
===============================================================================================================
CITIZENS SMALL CAP CORE GROWTH FUND
===============================================================================================================
Standard Class shares**        0.50%        0.25%        1.58%           2.33%+        0.99%         1.34%
===============================================================================================================
CITIZENS GLOBAL EQUITY FUND
===============================================================================================================
Standard Class shares          1.00%        0.25%        0.58%           1.83%         0.00%         1.83%
Administrative Class shares    1.00%        0.25%        0.30%           1.55%+        0.00%         1.55%
Institutional Class shares     1.00%         N/A         0.43%           1.43%         0.04%         1.39%
===============================================================================================================
CITIZENS INCOME FUND
===============================================================================================================
Standard Class shares**        0.65%        0.25%        0.57%           1.47%         0.07%         1.40%
===============================================================================================================

===============================================================================================================
CITIZENS MONEY MARKET FUND
===============================================================================================================
Standard Class shares**        0.35%         N/A         0.63%           0.98%         0.00%         0.98%
Institutional Class shares     0.35%         N/A         0.47%           0.82%         N/A           0.82%
===============================================================================================================

* See next page.
** Expenses have been restated to reflect current fees.
+ The Total Annual Operating Expenses for this class/Fund are based on estimated amounts for the current fiscal year.
++ For the fiscal year ended June 30, 2000, the Adviser voluntarily waived
0.10% of its fee when the Fund's monthly average net asets exceeded $100 million. With this waiver the net operating expenses for the Standard and Institutional Class shares were 1.69% and 1.24% respectively.

FOR THE FISCAL YEAR COMMENCING JULY 1, 2000 AND ENDING JUNE 30, 2001, THE INVESTMENT ADVISER TO THE FUNDS HAS CONTRACTUALLY AGREED TO WAIVE CERTAIN FEES AND/OR REIMBURSE CERTAIN EXPENSES, SUCH AS DISTRIBUTION FEES AND OTHER EXPENSES (OTHER THAN INTEREST EXPENSES, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES, SUCH AS LITIGATION, THAT DO NOT USUALLY OCCUR IN THE OPERATIONS OF A MUTUAL FUND). IF A FUND'S AGGREGATE EXPENSES FOR THE RELEVANT CLASS WOULD EXCEED ON A PER ANNUM BASIS THE PERCENTAGE OF AVERAGE DAILY NET ASSETS SPECIFIED BELOW, THE ADVISER WILL WAIVE CERTAIN FEES AND/OR REIMBURSE CERTAIN EXPENSES FOR THE AMOUNT OF THE EXCESS.

                                                                    NET
FUND                                                                EXPENSES
============================================================================
CITIZENS CORE GROWTH FUND
============================================================================
Standard Class shares                        1.34%
Administrative Class shares                  0.94%
Institutional Class shares                   0.68%
============================================================================
CITIZENS EMERGING GROWTH FUND
============================================================================
Administrative Class shares                  1.55%
Institutional Class shares                   1.30%
============================================================================
CITIZENS SMALL CAP CORE GROWTH FUND
============================================================================
Standard Class shares                        1.34%
============================================================================
CITIZENS GLOBAL EQUITY FUND
============================================================================
Standard Class shares                        2.05%
Administrative Class shares                  1.68%
Institutional Class shares                   1.39%
============================================================================
CITIZENS INCOME FUND
============================================================================
Standard Class shares                        1.40% of the first $100 million
                                             of assets and 1.25% thereafter
============================================================================
CITIZENS MONEY MARKET FUND
============================================================================
Standard Class shares                        1.50% of the first $40 million
                                             of assets and 1% thereafter

Example: This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Funds' operating expenses remain the same and all dividends and distributions are reinvested. Contractual fee waivers and reimbursements are reflected only in the one year amounts. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year         Three Years       Five Years       Ten Years
=================================================================================================
CITIZENS CORE GROWTH FUND
=================================================================================================
Standard Class shares                $136               $443             $766            $1,680
Administrative Class shares*         $ 96               $306              N/A              N/A
Institutional Class shares           $ 69               $237             $411            $  918
=================================================================================================

CITIZENS EMERGING GROWTH FUND
=================================================================================================
Standard Class shares                $178               $551             $949            $2,062
Administrative Class shares*         $144               $446              N/A              N/A
Institutional Class shares           $132               $415             $718            $1,579
=================================================================================================
CITIZENS SMALL CAP  CORE GROWTH FUND
=================================================================================================
Standard Class shares*               $136               $727              N/A              N/A
=================================================================================================
CITIZENS GLOBAL EQUITY FUND
=================================================================================================
Standard Class shares                $186               $576             $990            $2,148
Administrative Class shares*         $158               $490              N/A              N/A
Institutional Class shares           $142               $452             $782            $1,713
=================================================================================================
CITIZENS INCOME FUND
=================================================================================================
Standard Class shares                $143               $465             $803            $1,757
=================================================================================================
CITIZENS MONEY MARKET FUND
=================================================================================================
Standard Class shares                $100               $312             $542            $1,201
Institutional Class shares           $ 84               $262             $455            $1,014

*The costs for this class/Fund are based on the projections made in the Annual Fund Operating Expense table on page 23.

===============================================================================
ADDITIONAL FUND DETAILS
===============================================================================
More information about the Citizens Funds' investment strategies and risks appears below and in the Citizens Funds' Statement of Additional Information. Of course, a Fund is not required to and may not invest in all of the investments or engage in all of the investment techniques or strategies listed in this prospectus or in the Statement of Additional Information.

GROWTH PLUS RISK MANAGEMENT
We strive to deliver strong investment performance and we are always cognizant of risk. We endeavor to reduce risk through specific risk management strategies. For instance, all of our Funds or the indexes that our Funds seek to replicate, employ social and environmental screens to avoid companies whose corporate behavior could negatively affect their performance. All of our Funds also avoid excessive company and industry concentrations.

The Citizens Emerging Growth Fund employs proprietary, quantitative techniques in order to minimize risk relative to value. The Citizens Global Equity Fund seeks to reduce risk by limiting investments in emerging nations to no more than 25% of total assets. The Citizens Income Fund employs strategies to limit duration risk and minimize default risk through careful security selection and credit analysis, and by limiting high-yield securities to no more than 35% of total assets.

Of course, these strategies may not always be used or may not be successful in minimizing risk when they are used. Investing in the stock and bond markets is inherently risky, particularly if you do not plan to invest for the long term.

Our goal at Citizens Funds is to achieve strong financial results while investing in companies that are managed in a socially responsible manner. The Funds will invest only in companies we deem to be socially and environmentally responsible.

To find these investments, we seek companies that have positive environmental, community and workplace records. At the same time, we avoid companies whose primary business is the manufacture or distribution of alcohol, tobacco, nuclear power, oil or conventional or nuclear weaponry. We also avoid companies on the AFL-CIO's national boycott list and companies that lack diversity (i.e., representation by women or people of color) on their corporate boards or in upper management. Finally, we avoid companies that use animals to test personal-care products or otherwise treat animals in an inhumane manner.

CITIZENS CORE GROWTH FUND
The Citizens Core Growth Fund invests primarily in stocks included in the Citizens Index, which was created and is maintained by the Fund's investment adviser, Citizens Advisers, Inc. The Citizens Index is a market-weighted index consisting of approximately 300, mostly large-sized, U.S. companies. Roughly 200 of the companies in the Citizens Index are included in the S&P 500 Index. During normal market conditions, at least 65% of the companies that make up the Citizens Index will have market capitalizations in the capitalization range of the S&P 500 Index. The others are companies selected in order to provide appropriate industry and sector diversity, which we believe is essential to a sound indexing strategy. All of these companies have passed our rigorous social and environmental screens, and we believe these companies best represent their industries.

Under normal market conditions, there will be at least an 80% match between the holdings of the Fund and the composition of the Citizens Index, and the Fund tries to achieve a 95% correlation, before expenses, with the performance of the Index. A 100% correlation would mean that the Fund and the Citizens Index are perfectly matched. Although the Fund seeks to duplicate the performance of the Citizens Index by investing in the companies that make up the Index, fees and expenses associated with operating the Fund will prevent exact correlation and will generally result in the Fund slightly underperforming the Citizens Index.

Companies will be deleted from the Citizens Index and sold by the Fund if they fail our annual corporate responsibility review. If a company is removed, we will replace it with another company or companies, usually from the same industry, that meet all our criteria. In addition, from time to time we may make other changes in the Index and in the Fund to include, for example, companies that, in the judgment of the adviser, offer exceptional investment opportunity, or to reflect changes in the composition of the S&P 500 Index. Citizens Advisers decides on any changes in the Citizens Index. The "Financial Highlights" section of this prospectus shows the Fund's portfolio turnover rate.

In addition, under normal circumstances, the Fund will usually hold a small amount of cash or cash equivalents such as money market instruments (usually no more than 5% of assets) to facilitate redemption activity and to be used for operating expenses. Upon occasion, when the Adviser deems the markets to be especially volatile or susceptible to a correction, the percentage of the Fund's assets held in cash and cash equivalents could be much higher. Our allocation to cash may improve returns when the market is moving down and may reduce them when the market is moving up.

--------------------------------------------------------------------------------------------------------------
                           CITIZENS CORE GROWTH FUND*
--------------------------------------------------------------------------------------------------------------
Objective                          Long-term Capital Appreciation
--------------------------------------------------------------------------------------------------------------
Morningstar Category               Large Cap Growth
--------------------------------------------------------------------------------------------------------------
Inception Date                     3/3/95
--------------------------------------------------------------------------------------------------------------
CUSIP                              174688 40 8
--------------------------------------------------------------------------------------------------------------
Ticker Symbol                      WAIDX
--------------------------------------------------------------------------------------------------------------
Manager                            Team led by Sophia Collier
--------------------------------------------------------------------------------------------------------------
Assets (as of 9/30/00)             $658,051,003
--------------------------------------------------------------------------------------------------------------
Sales charge                       No-load
--------------------------------------------------------------------------------------------------------------

*Information provided for standard class shares only

CITIZENS EMERGING GROWTH FUND
The Citizens Emerging Growth Fund looks for capital appreciation by investing mainly in young, growing companies that offer the potential for accelerated earnings, revenue growth and share price appreciation. The Fund follows an earnings momentum strategy by seeking to invest in companies that have displayed recent earnings surprises and/or that the Fund's managers project to attain increased earnings in the near term. In addition to earnings growth, the Fund seeks companies with attractive share prices and ordinarily will sell companies when they meet targeted share prices. Since many of the companies the Fund invests in are relatively new, we don't expect much, if any, dividend income.

The Fund is very actively managed with a significant turnover rate. The Fund usually sells its investments in companies if their valuations are higher than the Fund's managers find attractive, if their earnings are disappointing or if their growth slows. This active and frequent trading may create tax consequences for shareholders in the form of capital gains and losses. Capital gains, when distributed, are taxable to shareholders. The trading costs associated with active management may also lower Fund performance. The "Financial Highlights" section of this prospectus shows the Fund's portfolio turnover rate.

In addition, under normal circumstances, the Fund will usually hold a small amount of cash or cash equivalents such as money market instruments (usually no more than 5% of assets) to facilitate redemption activity and to be used for operating expenses. Upon occasion, when the adviser deems the markets to be especially volatile or susceptible to a correction, the percentage of the Fund's assets held in cash and cash equivalents could be much higher. Our allocation to cash may improve returns when the market is moving down and may reduce them when the market is moving up.

--------------------------------------------------------------------------------------------------------------
                         CITIZENS EMERGING GROWTH FUND*
--------------------------------------------------------------------------------------------------------------
Objective                          Aggressive Growth
--------------------------------------------------------------------------------------------------------------
Morningstar Category               Mid Cap Growth
--------------------------------------------------------------------------------------------------------------
Inception Date                     2/8/94
--------------------------------------------------------------------------------------------------------------
CUSIP                              174688 20 0
--------------------------------------------------------------------------------------------------------------
Ticker Symbol                      WAEGX
--------------------------------------------------------------------------------------------------------------
Manager                            Team led by Richard Little
--------------------------------------------------------------------------------------------------------------
Assets (as of 9/30/00)             $444,339,787
--------------------------------------------------------------------------------------------------------------
Sales charge                       No-load
--------------------------------------------------------------------------------------------------------------

*Information provided for standard class shares only

CITIZENS SMALL CAP CORE GROWTH FUND
The Citizens Small Cap Core Growth Fund invests primarily in stocks included in the Citizens Small Cap Index, which was created and is maintained by the Fund's investment adviser, Citizens Advisers, Inc. The Citizens Small Cap Index is a market-weighted index consisting of approximately 300 small-sized companies. During normal market conditions, at least 65% of the companies that make up the Citizens Small Cap Index will have market capitalizations in the capitalization range of the S&P SmallCap 600 Index. All of the companies in the Citizens Small Cap Index have passed our rigorous social and environmental screens, and we believe these are the smaller companies that best represent their industries.

Under normal market conditions, there will be at least an 80% match between the holdings of the Fund and the composition of the Citizens Small Cap Index. The Fund tries to achieve a 95% correlation, before expenses, with the performance of the Index. A 100% correlation would mean that the Fund and the Citizens Small Cap Index are perfectly matched. Although the Fund seeks to duplicate the performance of the Citizens Small Cap Index by investing in the companies that make up the Index, fees and expenses associated with operating the Fund will prevent exact correlation and will generally result in the Fund slightly under-performing the Citizens Small Cap Index. Since many of the companies the Fund invests in are relatively new, we do not expect much, if any, dividend income.

Companies will be deleted from the Citizens Small Cap Index and sold by the Fund if they fail our annual social responsibility review. If a company is removed, we will replace it with another company or companies, usually from the same industry, that meet all our social criteria. In addition, from time to time we may make other changes in the Index and in the Fund to include, for example, companies that, in the judgment of the Adviser, offer exceptional investment opportunity, or to reflect changes in the composition of the S&P SmallCap 600 Index. Citizens Advisers decides on any changes in the Citizens Small Cap Index. The "Financial Highlights" section of this prospectus shows the Fund's portfolio turnover rate.

In addition, under normal circumstances, the Fund will usually hold a small amount of cash or cash equivalents such as money market instruments (usually no more than 5% of assets) to facilitate shareholder redemption activity and to be used for operating expenses. Our allocation to cash may improve returns when the market is moving down and may reduce them when the market is moving up.

--------------------------------------------------------------------------------------------------------------
                      CITIZENS SMALLL CAP CORE GROWTH FUND
--------------------------------------------------------------------------------------------------------------
Objective                          Capital Appreciation
--------------------------------------------------------------------------------------------------------------
Morningstar Category               New Fund
--------------------------------------------------------------------------------------------------------------
Inception Date                     12/28/99
--------------------------------------------------------------------------------------------------------------
CUSIP                              174688 10 1
--------------------------------------------------------------------------------------------------------------
Ticker Symbol                      CSCSX
--------------------------------------------------------------------------------------------------------------
Manager                            Team led by Sophia Collier
--------------------------------------------------------------------------------------------------------------
Assets (as of 9/30/00)             $11,338,439
--------------------------------------------------------------------------------------------------------------
Sales charge                       No-load
--------------------------------------------------------------------------------------------------------------

CITIZENS GLOBAL EQUITY FUND
The Citizens Global Equity Fund invests primarily in common stocks of both U.S. and foreign companies. We seek companies with growing sustainable earnings; innovative products, services and business strategies; revised corporate strategies; or companies that are benefiting from political or economic conditions. Under normal market conditions, the Fund will allocate more than half of its total assets to foreign markets, in most circumstances in a minimum of three countries, including the U.S. From time to time, the Fund may buy securities other than common stocks, such as convertible or preferred stocks and short-term debt securities. To moderate the risks of foreign investing, the Fund restricts its investments in emerging market countries (such as Russia, Malaysia or Pakistan) to no more than 25% of its total assets.

The Fund may invest in sponsored American Depository Receipts (ADRs), which are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign companies that have agreed to have their securities traded as depository receipts. The Fund may also invest in Yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and governments.

The Fund is actively managed. This active trading may create tax consequences for shareholders in the form of increased capital gains and losses. Capital gains, when distributed, are taxable to shareholders. The trading costs associated with active management may also lower Fund performance. The "Financial Highlights" section of this prospectus shows the Fund's portfolio turnover rate.

In addition, under normal circumstances, the Fund will usually hold a small amount of cash or cash equivalents such as money market instruments (usually no more than 5% of assets) to facilitate shareholder redemption activity and to be used for operating expenses. Our allocation to cash may improve returns when the market is moving down and reduce them when the market is moving up.

--------------------------------------------------------------------------------------------------------------
                          CITIZENS GLOBAL EQUITY FUND*
--------------------------------------------------------------------------------------------------------------
Objective                          Capital Appreciation
--------------------------------------------------------------------------------------------------------------
Morningstar Category               World Stock
--------------------------------------------------------------------------------------------------------------
Inception Date                     2/8/94
--------------------------------------------------------------------------------------------------------------
CUSIP                              174688 30 9
--------------------------------------------------------------------------------------------------------------
Ticker Symbol                      WAGEX
--------------------------------------------------------------------------------------------------------------
Manager                            Team led by Sevgi Ipek
--------------------------------------------------------------------------------------------------------------
Assets (as of 9/30/00)             $361,046,648
--------------------------------------------------------------------------------------------------------------
Sales charge                       No-load
--------------------------------------------------------------------------------------------------------------

*Information provided for standard class shares only

CITIZENS INCOME FUND
The Citizens Income Fund invests in fixed income or debt securities issued by agencies and enterprises of the U.S. government or by private companies. By issuing such debt securities, these agencies and enterprises of the U.S. government and private companies raise money in exchange for agreeing to make interest payments to the purchasers of these securities. The Citizens Income Fund invests primarily in bonds or mortgage-backed securities that have expected maturities of 2 to 30 years, although at times it will hold short-term securities as well. The Fund's average maturity usually is between 5 and 15 years. By committing money for this longer period, the Fund generally can earn higher interest than in a money market fund, but the Fund is taking more risk. The Fund may occasionally purchase the securities of non-U.S. issuers.

When we invest in government securities, we buy only those that are issued by agencies or other enterprises of the U.S. government. These securities may not be backed by the full faith and credit of the U.S. government. We do not invest in general obligations of the U.S. government, such as Treasury bills, notes and bonds.

The Fund also may invest in convertible debt securities, convertible preferred and preferred stock, and real estate investments trusts (REITs). REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or other interests.

As much as 35% of the Fund's total assets may be invested in high yield bonds or other debt instruments rated below investment grade, known as "junk bonds." Although such bonds are considered to be speculative and add risk to a portfolio, we believe by limiting the overall Fund exposure to a maximum level of 35% of the Fund's assets, the higher yield often available from these securities has the potential to compensate for the greater risk.

Occasionally we buy securities that are not rated. In these cases, the security must be of comparable quality, in the judgment of the Adviser to the rated, investment grade securities we buy for the Fund. If they are not, they are treated as below investment grade bonds and are subject to the 35% limitation on investing in such bonds.

The Fund may invest in mortgage-backed securities, or securities that represent interests in a pool of mortgage loans. These investments entitle the Fund to a share of the principal and interest payments made on the underlying mortgages. When homeowners make interest and principal payments, these payments, net of any fees paid to the issuer or guarantor of mortgage-backed securities, are passed on to the investors in the pool. The Fund receives additional payments, net of fees or any costs incurred, from prepayments of principal that result when property is sold, refinanced or foreclosed upon. The market value and yield of these instruments can vary due to changes in interest rates and early prepayments of underlying mortgages, as described under "Mortgage-Backed Securities Risk," on page 14 of this prospectus.

Citizens Income Fund may invest in warrants, which are instruments that entitle the holder to buy the underlying equity securities at a specific price for a specific period of time. The Fund may also agree to purchase debt securities at a fixed price before they have been issued. The Fund takes a risk that the market value of these "when-issued" securities will go down before they are delivered to the Fund.

The Fund is actively managed. This active trading may create tax consequences for shareholders in the form of increased capital gains and losses. Capital gains, when distributed, are taxable to shareholders. The trading costs associated with active management may also lower Fund performance. The "Financial Highlights" section of this prospectus shows the Fund's portfolio turnover rate.

--------------------------------------------------------------------------------------------------------------
                              CITIZENS INCOME FUND
--------------------------------------------------------------------------------------------------------------
Objective                          Current Income with a Monthly Dividend
--------------------------------------------------------------------------------------------------------------
Morningstar Category               Intermediate-term Bond
--------------------------------------------------------------------------------------------------------------
Inception Date                     6/10/92
--------------------------------------------------------------------------------------------------------------
CUSIP                              174688 60 6
--------------------------------------------------------------------------------------------------------------
Ticker Symbol                      WAIMX
--------------------------------------------------------------------------------------------------------------
Manager                            Team led by Susan Kelly (as of 12/01/00)
--------------------------------------------------------------------------------------------------------------
Assets (as of 9/30/00)             $62,351,816
--------------------------------------------------------------------------------------------------------------
Sales charge                       No-load
--------------------------------------------------------------------------------------------------------------

CITIZENS MONEY MARKET FUND
The Citizens Money Market Fund, in accordance with the requirements of Rule 2a-7 of the Investment Company Act of 1940, invests only in short-term money market instruments (short-term debt issued by agencies of the U.S. government, corporations, or banks or other financial institutions) that we believe present minimal risk and that call for payment in U.S. dollars. The Fund maintains a dollar-weighted average maturity of 90 days or less and will not purchase securities with maturities greater than 397 days.

When we invest in government securities, we buy only those that are issued by agencies or other enterprises of the U.S. government. These securities may not be backed by the full faith and credit of the U.S. government. We do not invest in general obligations of the U.S. government, such as Treasury bills, notes or bonds.

The Fund will only buy "First Tier" commercial paper, which is high quality, short-term debt issued by corporations.

The Fund may also purchase asset-backed commercial paper and Extendible Commercial Notes (ECNs).

Banks sometimes issue other types of debt that the Fund may invest in and that may offer the Fund a yield advantage. These investments include certificates of deposit, time deposits and bankers' acceptances of U.S.
banks or thrift institutions.

Checking and debit card services are available for this Fund. See pages 45 and 46 for additional details on this service.

--------------------------------------------------------------------------------------------------------------
                           CITIZENS MONEY MARKET FUND*
--------------------------------------------------------------------------------------------------------------
Objective                          Current income consistent with safety and liquidity
--------------------------------------------------------------------------------------------------------------
Category                           Money Market
--------------------------------------------------------------------------------------------------------------
Inception Date                     8/30/83
--------------------------------------------------------------------------------------------------------------
CUSIP                              174688 70 5
--------------------------------------------------------------------------------------------------------------
Ticker Symbol                      WKAXX
--------------------------------------------------------------------------------------------------------------
Manager                            Team led by Susan Kelly
--------------------------------------------------------------------------------------------------------------
Assets (as of 9/30/00)             $113,406,793
--------------------------------------------------------------------------------------------------------------
Sales charge                       No-load
--------------------------------------------------------------------------------------------------------------

*Information provided for standard class shares only

===============================================================================
MANAGEMENT OF CITIZENS FUNDS
===============================================================================
THE ROLE OF THE INVESTMENT ADVISER
In order to manage the Funds on a day-to-day basis, Citizens Funds has signed a Management Agreement with Citizens Advisers, Inc., with offices at 230 Commerce Way, Portsmouth, NH, 03801. Citizens Advisers has managed Citizens Funds' assets since the Funds commenced operations in 1982. Citizens Securities, Inc., a subsidiary of Citizens Advisers, serves as Citizens Funds' distributor. Citizens Funds, Citizens Advisers and Citizens Securities are not affiliated with any bank.

In its role as investment adviser to Citizens Funds, Citizens Advisers determines which companies meet the Funds' social criteria and will be carried on Citizens Funds "Approved List" of investments. Citizens Advisers also selects which securities will be included in the Citizens Core Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Income Fund (as of December 1, 2000) and Citizens Money Market Fund.

Citizens Advisers performs a wide variety of administrative duties for Citizens Funds under a separate administrative and shareholder services contract which provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens Advisers sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties.

CITIZENS INCOME FUND AND CITIZENS MONEY MARKET FUND. Susan Kelly will lead the portfolio management team of the Citizens Income Fund as of December 1, 2000. Ms. Kelly has been the lead manager of the team that manages the Citizens Money Market Fund since March 2000. Before joining Citizens Funds, Ms. Kelly held investment management positions at John Hancock Advisors. From 1990 to 1997, Ms. Kelly worked in investment management at Smith Barney in New York, where she was an assistant vice president and assistant portfolio manager. A graduate of Purdue University, Ms. Kelly has a Masters in Business Administration from New York University, Leonard N. Stern School of Business, with a double major in finance and strategic management.

CITIZENS CORE GROWTH FUND AND CITIZENS SMALL CAP CORE GROWTH FUND. Sophia Collier has been the lead manager of the team that manages the Citizens Core Growth Fund and the Citizens Small Cap Core Growth Fund since each Fund commenced operations. Ms. Collier was the president of Citizens Funds and its investment adviser, Citizens Advisers, from 1991 until September 1998. Currently she is the principal owner and chair of the Board of Directors of Citizens Advisers. Ms. Collier is assisted by Citizens Advisers' investment management staff in the day-to-day management of these Funds.

OUR SUB-ADVISERS
To assist with portfolio management for the other Funds, Citizens Advisers has retained, at its own expense, two sub-advisers.

CITIZENS EMERGING GROWTH FUND. Seneca Capital Management LLC. The sub-adviser for the Citizens Emerging Growth Fund since the Fund commenced operations in 1994 and sub-adviser for the Citizens Income Fund from 1993 until December 1, 2000, Seneca Capital Management LLC is a registered investment adviser. It is the business successor to our prior sub-adviser, GMG/Seneca Capital Management, which was established in 1990. Phoenix, Duff and Phelps purchased a majority interest in Seneca Capital Management LLC in 1997. Seneca Capital Management LLC manages more than $13 billion from its offices at 909 Montgomery Street, San Francisco, CA.

Gail Seneca is the founder and has been the Chief Investment Officer and Managing Partner of Seneca Capital Management since its founding in 1990. Richard Little is the lead manager of the team that manages the Citizens Emerging Growth Fund. Mr. Little has worked in the investment field for over 30 years. He has been with Seneca Capital Management or its predecessor since 1990 and was previously a senior vice president at NatWest Securities. Mr. Little is a Chartered Financial Analyst.

CITIZENS GLOBAL EQUITY FUND. Clemente Capital, Inc. The sub-adviser for the Citizens Global Equity Fund, Clemente Capital, Inc., is a registered investment adviser organized in 1979. It is jointly owned by Lilia Clemente; Wilmington Trust of Wilmington, DE; Diaz-Verson Capital Investments, Inc., of Columbus, GA; and Richard W. McWalters. Clemente also manages the First Philippine and Clemente Global Growth Funds, two closed-end funds traded on the New York Stock Exchange. Its headquarters are at Carnegie Hall Tower, 152 West 57th Street, New York, NY.

Ms. Clemente is the Chair and Global Strategist at Clemente Capital, which she has led for over two decades.

Sevgi Ipek is the lead portfolio manager responsible for the day-to-day management of the Citizens Global Equity Fund, a position she assumed in 1995. Ms. Ipek is a global equity portfolio manager at Clemente Capital, her employer since 1994. Prior to joining Clemente, Ms. Ipek worked as an analyst and international economist for the WEFA Group, Inc. Ms. Ipek is a Chartered Financial Analyst.

CITIZENS FUNDS' FEES
For the services the Adviser and sub-advisers provided to Citizens Funds during the fiscal year ended June 30, 2000, the Adviser received the following fees (based on the average annual net assets of the respective Funds):

                                            Management Fee    Administrative Fee        Aggregate Management
                                                                                        and Administrative
                                                                                        Fees*
============================================================================================================
CITIZENS CORE GROWTH FUND
============================================================================================================
Standard Class shares                          0.50%                 0.13%                    0.63%**
Administrative Class shares                    0.50%                 0.09%                    0.59%**
Institutional Class shares                     0.50%                 0.09%                    0.59%**
============================================================================================================
CITIZENS EMERGING GROWTH FUND
============================================================================================================
Standard Class shares                          1.00%+                0.10%                    1.10%
Administrative Class shares                    1.00%+                0.10%                    1.10%
Institutional Class shares                     1.00%+                0.10%                    1.10%
============================================================================================================
CITIZENS SMALL CAP CORE GROWTH FUND
============================================================================================================
Standard Class shares                          0.50%                 0.10%                    0.60%
============================================================================================================
CITIZENS GLOBAL EQUITY FUND
============================================================================================================
Standard Class shares                          1.00%                 0.10%                    1.10%
Administrative Class shares                    1.00%                 0.10%                    1.10%
Institutional Class shares                     1.00%                 0.10%                    1.10%
============================================================================================================

============================================================================================================
CITIZENS INCOME FUND
============================================================================================================
Standard Class shares                          0.65%                 0.10%                    0.75%
============================================================================================================
CITIZENS MONEY MARKET FUND
============================================================================================================
Standard Class shares                          0.35%                 0.10%                    0.45%
Institutional Class shares                     0.35%                 0.10%                    0.45%
============================================================================================================

-------------------------
*For the fiscal year ending June 30, 2001, the Adviser also is paid a per account fee for providing shareholder services to each fund, except in the case of the Citizens Core Growth Fund, Standard Class shares, where Citizens Advisers is paid a shareholder servicing fee of up to 0.35% of average annual net assets. The current shareholder servicing fee is 0.28%. For the year ended June 30, 2000, the shareholder servicing fee for Citizens Core Growth Fund, Standard Class shares, was 0.40% of average annual net assets.

**The current administrative fees (based on the average annual net assets) for the Citizens Core Growth Fund Standard, Institutional and Administrative Class shares is up to 0.20%.

+The Adviser voluntarily waived 0.10% of its fee for the Citizens Emerging Growth Fund when the Fund's monthly average net assets exceeded $100 million.

12B-1 FEES AND CLASSES
Citizens Funds offers Standard Class shares, Administrative Class shares and Institutional Class shares. (Citizens Money Market Fund does not offer Administrative Class shares; Citizens Small Cap Core Growth Fund and Citizens Income Fund offer only Standard Class shares.) The minimum initial investment and distribution fees for these classes differ. Administrative Class shares and Institutional Class shares require higher minimum investments and carry lower expense ratios than Standard Class shares. Each of the classes is no-load.

Citizens Funds has a 12b-1 Plan which allows the Funds to pay Citizens Securities and other distributors of the Funds' shares distribution fees for the sale and distribution of its shares. These fees reimburse these parties for sales-related expenses including the printing of prospectuses and reports sent to non-shareholders, as well as other sales material, advertising, communications and salaries for salespeople and other personnel. We will also pay commissions to outside brokers or service organizations for similar services. Because these costs are paid out of each Fund's net assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Institutional Class shares are not subject to 12b-1 (distribution) fees.

With respect to the Standard Class shares and Administrative Class shares of each Fund, 0.25% of the applicable Fund's net assets is payable under Citizens Funds' 12b-1 Plan and the related Distribution Agreement with Citizens Securities. No distribution fees are payable with respect to the Institutional Class shares of the Funds.

===============================================================================
SHAREHOLDER INFORMATION
===============================================================================
All Funds are no-load. The Standard Class shares and Administrative Class shares of each Fund are subject to 12b-1 fees.

INVESTMENT MINIMUMS

STANDARD CLASS SHARES

- MINIMUM INITIAL INVESTMENT. The minimum initial investment in the Standard Class shares of each Fund is $2,500 ($1,000 for IRA, UGMA/UTMA and Automatic Investment Plan (AIP) accounts).

- MINIMUM SUBSEQUENT INVESTMENT. The minimum subsequent investment for all accounts, including Automatic Investment Plan accounts, is $50.

- MINIMUM BALANCE. If your account falls below the minimum for the Fund, you will be assessed a monthly fee of $3 until you bring your balance above the $2,500 minimum ($1,000 for IRA, UGMA/UTMA and AIP accounts). This fee will also be applied to inactive AIP accounts. If you do not bring your balance up to the minimum we may close your account by sending you a check for your balance. Before closing your account, you will receive 30 days notice and an opportunity to bring the account up to the applicable minimum.

INSTITUTIONAL AND ADMINISTRATIVE CLASS SHARES
- MINIMUM INITIAL INVESTMENT. The minimum initial investment in Administrative Class and Institutional Class shares is $1 million (at the discretion of Citizens Funds, less than $1 million for purchases made through registered investment advisers and retirement plan sponsors, as well as institutional clients).

-    MINIMUM SUBSEQUENT INVESTMENT. There is no minimum subsequent investment.

- MINIMUM BALANCE. With respect to accounts that fall below $1 million (or less at the discretion of Citizens Funds for certain accounts opened through registered investment advisers and retirement plan sponsors, as well as institutional clients), Citizens Funds reserves the right to transfer these accounts from the Administrative Class or Institutional Class and convert them to Standard Class shares. Before converting an account to Standard Class shares, you will receive 30 days notice and an opportunity to bring the account up to the required minimum balance.

IRAS
There is an annual fee of $10 for each Individual Retirement Account (IRA), with a maximum IRA account fee of $20 per shareholder. This fee is waived for total IRA balances of $25,000 and higher and total account balances of $50,000 and higher. There is also an IRA closure fee of $15.

In addition to different minimum investments, Standard Class shares, Institutional Class shares and Administrative Class shares of the same fund also may differ in amounts paid under the administrative and shareholder services contract with Citizens Advisers and under Citizens Funds' 12b-1 Plan.

HOW WE VALUE OUR SHARES
The price of shares in any of our Funds is called the Net Asset Value. To calculate Net Asset Value, we add up the total assets of the particular fund, subtract all liabilities, then divide by the number of shares outstanding. Since expenses differ among the classes of shares of the Funds, the Net Asset Values for Standard, Institutional and Administrative Class shares vary and are computed separately.

Equity securities are valued at the last sale price on the primary exchange on which those securities are traded or on the principal over-the-counter market on which such securities are traded, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and the asked price for international securities.

Fixed income investments are generally valued at the closing bid price for securities. Debt securities maturing within 60 days (and all securities held by the Citizens Money Market Fund) are normally valued at amortized cost. Amortized cost is approximately equal to market value, and is described in the Statement of Additional Information.

Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied evaluations and evaluations based on analysis of market data or other factors, if these valuations are believed to more accurately reflect the fair value of the securities.

If no market quotation is available for a given security (including restricted securities that are subject to limitations on their sale), the Funds' Adviser will fairly value that security in good faith pursuant to the policies established by Citizens Funds' Board of Trustees.

The values of foreign securities are converted from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, a Fund will use a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, the Fund's Net Asset Value may change on days on which shareholders are not able to purchase or sell Fund shares. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's Net Asset Value is calculated, the securities may be valued at fair value.

The value of our shares is determined on each day the New York Stock Exchange is open for trading, at 4 p.m., Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange.

HOW TO BUY AND SELL SHARES
HOW TO BUY SHARES
It's easy to buy shares in any of our Funds. Just fill out an application and send in your payment by check, wire transfer, exchange from another Citizens mutual fund or through arrangements with your investment adviser or broker-dealer. All checks must be made payable to "Citizens Funds." Citizens Funds is unable to accept third-party checks. Foreign checks drawn on U.S. dollars are accepted, but shares purchased with foreign checks may be held in escrow for at least 20 days.

Shares in Citizens Money Market Fund cost $1.00 per share. For all other Funds, your cost will be the Net Asset Value next determined after your payment is received by the Fund's transfer agent. You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your check is returned for any reason, you will be assessed a fee of $20.

Citizens Funds has authorized certain brokers, and these brokers have also been authorized to designate intermediaries, to accept on their behalf purchase and redemption orders. A Fund will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the Net Asset Value next computed after the broker or designee accepts the order. Purchases and sales of Fund shares through broker dealers may involve higher fees.

Citizens Funds are available through many popular fund "supermarkets," including Charles Schwab's Mutual Fund OneSource-Registered Trademark- and Fidelity Investments FundsNetwork-Registered Trademark-.

AUTOMATIC INVESTMENT PLAN
To enroll in our Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into your chosen Fund.
We will do the rest.

                         BENEFITS OF AUTOMATIC INVESTING
Automatic investing, or saving a predetermined amount of money each month or quarter, offers many advantages:

-    It encourages the discipline of saving on a regular basis.

-    You can avoid the temptation to time the market.

- Your employer may allow you to deduct directly from your paycheck. You won't miss what you don't see.

- It's easy and convenient. Fill out the form and the rest automatically happens each month.

To get started, visit www.citizensfunds.com or call us at (800) 223-7010.

PAYROLL DEDUCTION
Setting up direct payroll deposit is very easy. Call us for the necessary information and steps to follow. If you or your payroll administrator have any questions, please call our Shareholder Service Center at (800) 223-7010. Funds will be deposited into your Citizens Funds account using the Electronic Funds Transfer System. We will provide the account number. Your payroll department will let you know the date of the pay period when your investment begins.

HOW TO SELL SHARES
TELEPHONE REDEMPTION
We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much (up to and including $25,000) you want to sell (redeem). Certain redemptions under $25,000 also may require a Medallion Signature Guarantee (see information below), at the discretion of Citizens Funds. Depending upon your instructions, we will deposit the amount of your redemption into another Citizens Funds account, mail you a check or electronically transfer your redemption to your pre-designated account. Normally, we will send you your redemption on the next business day after we receive your request. One-day wired funds cost $10, or we offer free three-day service via the Automated Clearing House (ACH). You will earn dividends up to and including the date when we receive your redemption request.

If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN) which must be verified before processing all telephone transactions, including balance verification. To keep these problems to a minimum, we record all telephone calls. Citizens Funds will not be responsible, nor will our Adviser or Transfer Agent, if we follow the above precautions and act on telephone instructions we reasonably believe to be genuine.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of Citizens Funds by telephone. Under such circumstances, please consider sending written instructions.

REQUESTS FOR REDEMPTION
If you do not use the Telephone Exchange and Redemption option, you can redeem your shares by sending us a written request at any time, although the process will take longer. Requests for redemption of shares worth more than $25,000 must be accompanied by an original Medallion Signature Guarantee, which is a signature guarantee provided by an eligible guarantor (see list below). We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.

Certain requests for redemption under $25,000 also may require a Medallion Signature Guarantee, at the discretion of Citizens Funds. To avoid delays, have all written requests for redemption Medallion Signature Guaranteed.

We reserve the right to wait up to seven business days before paying the proceeds of any redemption on any investments made by check and five business days for purchases made by ACH transfer. If you are redeeming shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase. Therefore, if you need your redemption proceeds within seven business days of your purchase, please invest by wire.

REDEEM YOUR SHARES THROUGH BROKER-DEALERS
You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with Citizens Funds that permit them to order redemption of shares by telephone or other electronic communication. Purchases and sales of Fund shares through broker-dealers may involve higher fees.

REDEMPTION IN KIND
The Funds will normally redeem shares for cash, but may pay the redemption price partly or in whole with portfolio securities where the redemption is for more than $250,000. If portfolio securities are distributed instead of cash, shareholders may incur brokerage commissions or other costs in converting the securities to cash.

TRANSACTIONS REQUIRING MEDALLION SIGNATURE GUARANTEE

- All requests for redemption over $25,000 (and certain requests under and including $25,000);
-    Changing your account title in any way;
-    Authorizing a telephone transaction for the first time;
-    Changing your pre-designated wire or ACH instructions;
-    Establishing or modifying a systematic withdrawal plan;
-    Exchanges between accounts which do not have identical titles.

ELIGIBLE GUARANTORS
-        Commercial Banks
-        Trust Companies
-        Savings Associations
-        Credit Unions
-        Broker-Dealers
-        Members of domestic stock exchanges

Note: Notaries Public are not eligible guarantors.

You may sell (redeem) your shares on any business day on which the New York Stock Exchange is open. The redemption price for your shares will be the Net Asset Value the next time it is calculated after your redemption request, in proper form, has been received.

SHAREHOLDER SERVICES AND POLICIES
We try to demonstrate our commitment to your investment success by offering a family of mutual funds to meet diverse objectives, and assisting you with a complete range of convenient services including the following retirement services:

-        Traditional and Roth IRAs
-        SEP and SIMPLE IRAs
-        401(k), 403(b) and 457 plans
-        Rollover and transfer services

Please call our Shareholder Service Center for more information at (800)
223-7010.

EXCHANGE PRIVILEGE
Since peoples' investment needs change over time, we provide for easy exchanges among our Funds at no charge. You may make an exchange at any time and to any Fund. (An exchange is considered a purchase and sale of shares for tax purposes.) Just call us or write us with your request. The investment minimums and monthly below minimum balance fee remain applicable to exchange purchases into other Citizens Funds.

EXCESSIVE EXCHANGES AND MARKET TIMING
Because excessive trading can lower a Fund's performance and harm shareholders, we reserve the right to suspend or terminate the exchange privilege of any investor who makes excessive use of the privilege (e.g., more than five exchanges within a one-year period). Your exchanges may also be restricted or refused if we perceive a pattern of simultaneous orders affecting significant portions of a Fund's assets. In particular, a pattern of exchanges or other transactions evidencing a so-called "market timer" investment strategy, because they may be particularly disruptive to a Fund, may result in a termination of exchange privileges or closure of your account. Before terminating exchange privileges or closing an account, we ordinarily will give you 30 days notice and an opportunity to respond and discuss the matter with one of our Shareholder Service Representatives. You may still redeem your shares in the event that your exchange privileges are suspended or terminated.

We also reserve the right to close your account for any lawful reason, including, but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account.

SYSTEMATIC WITHDRAWAL PLAN
You can send us a written request to automatically redeem a portion of your shares and make a regular monthly, quarterly or annual payment on your behalf.

MAKING A CHANGE IN YOUR ACCOUNT
After your account is set up, you may want to make a change in one of the options or in the account title. We are pleased to assist you, but to protect both you and Citizens Funds from fraud, we may require an original Medallion Signature Guarantee, which is a signature guarantee from an eligible guarantor (see page 43) from all registered owners of the accounts.

TAX-SHELTERED RETIREMENT PLANS
Our distributor, Citizens Securities, has arranged for shareholders to have access to qualified IRAs, Roth IRAs, SEPs IRAs, SIMPLE IRAs and 403(b) plans (for employees of non-profit organizations). Our Funds are suitable for 401(k) and 457 plans, variable annuities, and other types of retirement plans as well. Call us for a brochure and application.

WRITE A CHECK
When you open an account in the Citizens Money Market Fund, we will send you a book of 20 checks. Although these checks are payable through a banking agent of Citizens Funds, your account is not FDIC insured, and your shares are subject to fluctuations in value. You may write a check for any amount. There is a $0.50 fee per check written (waived with E fund Account see next page). There will be a $20.00 charge for any checks returned for any reason.

ESCROW
Redemption proceeds of shares purchased by check or ACH transfer are unavailable for a period of time. See "How to Sell Shares - Requests for Redemption," on page 42.

THE E FUND-Registered Trademark- ACCOUNT

Citizens Money Market Fund offers an optional transaction account, the E fund Account, which is available through Citizens Funds' distributor, Citizens Securities. The E fund Account offers enhanced transactional features, including free check writing and a MasterCard-Registered Trademark- debit card. It is available for an annual fee of $35.00 and is not subject to the minimum balance fee. The

MasterCard-Registered Trademark- debit card may be used to redeem shares for cash at automated teller machines (ATMs), or to make purchases at any retail location which accepts the debit card.

COSTS FOR SERVICES

Below $2,500/ $1,000 minimum balance fee                               $ 3.00/mo.
Annual IRA fee (per account)                                           $ 10.00*
Maximum Annual IRA fee (for all accounts)                              $ 20.00
IRA Closure Fee                                                        $ 15.00
Returned checks                                                        $ 20.00
Returned Electronic Purchase/Payment - ACH                             $ 15.00
Outgoing wire transfer                                                 $ 10.00
International wire transfer                                            $ 20.00
Per check fee (waived with the E FUND Account)                         $ 0.50
Stop payments                                                          $ 10.00
Box of 200 checks for the E FUND Account                               $ 15.95 (first 20 free)
ATM withdrawal/cash withdrawal at bank                                 $ 0.65 each/$2.50
Annual fee for the E FUND Account                                      $ 35.00
Debit Card replacement for the E FUND Account                          $ 10.00
Copies of statements, checks and tax forms                             $ 2.00/each (free if obtained
                                                                       through our audio response system)

*This fee is waived for total IRA balances of $25,000 and higher, and total account balances of $50,000 and higher.

MAILING ADDRESS AND WIRING INSTRUCTIONS

REGULAR U.S. MAIL:

Citizens Funds
 P.O. Box 182456
Columbus, OH 43218-2456

PLEASE MAKE ALL CHECKS PAYABLE TO "CITIZENS FUNDS." WE ARE UNABLE TO ACCEPT THIRD-PARTY CHECKS.

WIRING INSTRUCTIONS:                TRANSFER AGENT AND DIVIDEND PAYING AGENT:

Citizens Funds                      BISYS
c/o Fifth Third Bank                3435 Stelzer Road
38 Fountain Sq. Plaza               Columbus, OH 43219
Cincinnati, OH 45263

Routing#: 042000314
For Further Credit
A/C# 999-44-975
Shareholder name/fund name/account number

OVERNIGHT DELIVERY PACKAGES (e.g., Federal Express, UPS, Airborne Express):

Citizens Funds
3435 Stelzer Road
Columbus, OH 43219-3035

Please make all checks payable to "Citizens Funds." We are unable to accept third-party checks.

=========================================================================
DIVIDENDS, DISTRIBUTIONS AND TAXES
=========================================================================
Unless you give us other instructions when you fill out your account application
- or by telephone at (800) 223-7010 or in writing thereafter - we will automatically reinvest your dividends and distributions from a Fund into additional shares of that Fund, at the Net Asset Value calculated on the date the dividends or distributions are payable.

We also can pay your dividends and distributions to you by check or electronic transfer through the Automated Clearing House to your bank account. Information regarding dividends and other distributions will be included on your statement. Dividends and distributions of capital gains, if any, normally are declared and paid on the following schedule:

                                          Dividend           Capital Gains Distributions
                                    Declared      Paid       Long-term       Short-term
=========================================================================================
CITIZENS CORE GROWTH FUND            Annually    Annually     Annually          Annually
=========================================================================================
CITIZENS EMERGING GROWTH FUND        Annually    Annually     Annually          Annually
=========================================================================================
CITIZENS SMALL CAP CORE GROWTH FUND  Annually    Annually     Annually          Annually
=========================================================================================
CITIZENS GLOBAL EQUITY FUND          Annually    Annually     Annually         Annually
=========================================================================================
CITIZENS INCOME FUND                 Monthly     Monthly      Annually         Annually
=========================================================================================
CITIZENS MONEY MARKET FUND           Daily        Monthly     None             None
=========================================================================================

TAX MATTERS
The dividends you receive, whether paid in cash or reinvested in shares, generally will be subject to federal income tax (and any applicable state or local taxes) unless you are otherwise exempt from such taxes. Dividends designated as capital gains dividends are taxable as long-term capital gains. All other dividends are generally taxable as ordinary income. Some dividends paid by Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund and Citizens Global Equity Fund will ordinarily qualify for the dividends received deduction for corporate shareholders. Dividends from Citizens Income Fund and Citizens Money Market Fund are not expected to be eligible for the dividends received deduction. We will send you a complete statement each January as to the federal tax status of dividends and distributions paid by each Fund with respect to the previous calendar year.

Distributions from a fund other than the Citizens Money Market Fund will reduce a Fund's Net Asset Value per share. As a result, if you purchase shares just before a fund makes a distribution, you will pay the full purchase price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Citizens Global Equity Fund may be eligible to "pass through" to you foreign income taxes that it pays. If the Fund makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations.

When you redeem, sell or exchange shares of a fund, it is generally considered a taxable event. Depending on the purchase price and the sale price for the shares redeemed, sold or exchanged, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. A Fund may be required to withhold (and pay over to the IRS for your credit) 31% of taxable distributions and redemption proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations. The Funds will generally withhold U.S. federal income tax at the rate of 30% if you are neither a citizen nor a resident of the U.S. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Funds.

Please consult your tax adviser for further information regarding the federal, state and local tax consequences of an investment in Citizens Funds.

===============================================================================
FINANCIAL HIGHLIGHTS
===============================================================================
The financial highlights table starting on the next page is intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain financial information reflects financial results for a single Fund share of the applicable class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP for the fiscal years ending June 30, 1998, June 30, 1999 and June 30, 2000, whose reports, along with the Funds' financial statements, are included in the annual report, which is available upon request. Financial highlights information for periods prior to June 30, 1998 was audited by other auditors.

FINANCIAL HIGHLIGHTS
Per Share Data

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Year Ended June 30
Net Asset Value, Beginning of Period
Net Income (Loss)
Net Gain (Loss) on Securities (both Realized & Unrealized)
Total From Investment Operations

LESS DISTRIBUTIONS
Dividends from Net Income
Distributions (from Net Realized Gains)
Total Distributions
Net Asset Value, End of Period

                                            n
==============================================================================================
CITIZENS CORE GROWTH (FORMERLY CITIZENS INDEX FUND) FUND-STANDARD CLASS SHARES
==============================================================================================

1996    $10.94  $ 0.08     $ 2.47  $2.55  $(0.03)  $(0.05)  $(0.08)  $13.41
1997     13.41    0.00       4.78   4.78   (0.06)   (0.09)   (0.15)   18.04
1998     18.04   (0.07)      6.44   6.37    0.00    (0.95)   (0.95)   23.46
1999     23.46   (0.15)      7.52   7.37    0.00    (0.31)   (0.31)   30.52
2000     30.52   (0.22)      4.08   3.86    0.00    (1.79)   (1.79)   32.59
==============================================================================================
CITIZENS CORE GROWTH FUND (FORMERLY CITIZENS INDEX FUND) - INSTITUTIONAL CLASS SHARES
==============================================================================================
1996(1) $10.00  $ 0.08     $ 0.92  $ 1.00  $ 0.00  $ 0.00   $ 0.00   $11.00
1997     11.00    0.08       3.94    4.02   (0.09)  (0.09)   (0.18)   14.84
1998     14.84    0.11       5.21    5.32   (0.08)  (0.95)   (1.03)   19.13
1999     19.13    0.01       6.19    6.20    0.00   (0.31)   (0.31)   25.02
2000     25.02    0.00       3.36    3.36    0.00   (1.79)   (1.79)   26.59
==============================================================================================
CITIZENS CORE GROWTH FUND (FORMERLY CITIZENS INDEX FUND) - ADMINISTRATIVE CLASS SHARES
==============================================================================================
2000(4) $32.09  $(0.01)    $ 0.58  $ 0.57  $ 0.00  $ 0.00   $32.66
==============================================================================================

                                            n
==============================================================================================
CITIZENS EMERGING GROWTH FUND-STANDARD CLASS SHARES
==============================================================================================
1996    $11.87  $(0.13)    $ 4.72  $ 4.59  $ 0.00  $(1.59)  $(1.59)  $14.87
1997     14.87   (0.16)      0.68    0.52    0.00   (1.25)   (1.25)   14.14
1998     14.14   (0.20)      4.61    4.41    0.00   (1.00)   (1.00)   17.55
1999     17.55   (0.19)      6.19    6.00    0.00   (1.79)   (1.79)   21.76
2000     21.76   (0.30)(5)  16.58   16.28    0.00   (4.56)   (4.56)   33.48
==============================================================================================
CITIZENS EMERGING GROWTH FUND - INSTITUTIONAL CLASS SHARES
==============================================================================================
2000(6) $25.67  $(0.11)    $12.61  $12.50  $ 0.00  $ (4.56)  $(4.56)  $33.61
=================================================================================
CITIZENS EMERGING GROWTH FUND - ADMINISTRATIVE CLASS SHARES
==============================================================================================
2000(4) $28.70  $(0.10)(5) $ 4.97  $ 4.87  $ 0.00  $ 0.00    $33.57
==============================================================================================
CITIZENS SMALL CAP CORE GROWTH (FORMERLY CITIZENS SMALL CAP INDEX FUND) -STANDARD CLASS SHARES
==============================================================================================
2000(7) $10.00  $ 0.00     $ 1.23  $ 1.23  $ 0.00  $ 0.00    $ 0.00  $11.23
==============================================================================================

(1) Period from January 25, 1996 (commencement of operations)
(2) Annualized
(3) Not annualized
(4) Period from February 4, 2000 (commencement of operations)
(5) Based onaverage shares outstanding
(6) Period from November 1, 1999 (commencement of operations)
(7) Period from December 28, 1999 (commencement of operations)



RATIOS AND SUPPLEMENTAL DATA
Portfolio Turnover Rate
Net Assets End of Period (in 000s)
Ratio of Expenses to Average Net Assets Net of Reimbursement or Fee Waiver Ratio of Expenses to Average Net Assets Prior to Reimbursement or Fee Waiver Ratio of Net Income (Loss) to Average Net Assets
Total Return

==============================================================================================
CITIZENS CORE GROWTH FUND (FORMERLY CITIZENS INDEX FUND)- STANDARD CLASS SHARES
==============================================================================================
 6.44%      $136,980      1.79%      1.82%      0.68%      23.41%
18.64        211,116      1.59       1.59       0.02       35.88
13.64        341,395      1.59       1.59      (0.39)      36.50
18.04        578,286      1.58       1.58      (0.68)      31.58
20.04        699,399      1.49       1.52      (0.75)      12.82
==============================================================================================

==============================================================================================
CITIZENS CORE GROWTH FUND (FORMERLY CITIZENS INDEX FUND) - INSTITUTIONAL CLASS SHARES
==============================================================================================
 6.44%      $  7,524      0.98%(2)   1.01%(2)   2.37%(2)   10.00%(3)
18.64         13,001      0.88       0.88       0.76       36.93
13.64         31,673      0.88       0.88       0.28       37.38
18.04         98,705      0.83       0.83       0.05       32.62
20.04        180,779      0.74       0.74       0.00       13.67
==============================================================================================
CITIZENS CORE GROWTH FUND (FORMERLY CITIZENS INDEX FUND) - ADMINISTRATIVE CLASS SHARES
==============================================================================================
20.04%      $     21      0.99%(2)  101.59%(2) (0.27)%(2)  1.78%(3)
==============================================================================================
CITIZENS EMERGING GROWTH FUND - STANDARD CLASS SHARES
==============================================================================================
337.41%     $ 36,409      2.02%      2.34%     (1.64)%     42.43%
228.66        60,341      1.99       2.01      (1.32)       4.03
245.30        87,892      1.96       1.96      (1.37)      33.05
208.49       136,137      1.82       1.83      (1.20)      36.04
159.95       386,670      1.69       1.75      (1.09)      82.19
==============================================================================================
CITIZENS EMERGING GROWTH FUND - INSTITUTIONAL CLASS SHARES
==============================================================================================
159.95%     $ 16,284      1.24%(2)   1.31%(2)  (0.61)%(2)  55.02%(3)
==============================================================================================
CITIZENS EMERGING GROWTH FUND - ADINISTRATIVE CLASS SHARES
==============================================================================================
195.95%     $      8      1.55%(2) 158.14%(2)  (0.90)%(2)  16.97%(3)
==============================================================================================
CITIZENS SMALL CAP CORE GROWTH (FORMERLY CITIZENS SMALL CAP INDEX FUND) -STANDARD CLASS SHARES
==============================================================================================
20.16%      $  8,397      1.49%(2)   5.98%(2)   0.00%(2)   12.30%(3)
==============================================================================================

FINANCIAL HIGHLIGHTS
PER SHARE DATA

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Year Ended June 30
Net Asset Value, Beginning of Period
Net Gain (Loss) on Securities (both Realized & Unrealized)
Total From Investment Operations

LESS DISTRIBUTIONS
Dividends (from Net Income)
Distributions (from Net Realized Gains)
Total Distributions
Net Asset Value, End of Period

=======================================================================================================
CITIZENS GLOBAL EQUITY FUND- STANDARD CLASS SHARES
=======================================================================================================
1996       10.69      (0.10)          1.43        1.33       0.00       (0.13)      (0.13)       11.89
1997       11.89      (0.07)          2.65        2.58       0.00        0.00        0.00        14.47
1998       14.47      (0.20)          3.24        3.04       0.00       (0.56)      (0.56)       16.95
1999       16.95      (0.12)          3.86        3.74       0.00       (0.47)      (0.47)       20.22
2000       20.22      (0.22)(1)      10.94       10.72       0.00       (0.95)      (0.95)       29.99
=======================================================================================================
CITIZENS GLOBAL EQUITY FUND- INSTITUTIONAL CLASS SHARES
=======================================================================================================
2000(2)   $23.45     $(0.05)(1)     $ 7.63      $ 7.58      $0.00      $(0.95)     $(0.95)      $30.08
=======================================================================================================
CITIZENS GLOBAL EQUITY FUND- ADMINISTRATIVE CLASS SHARES
=======================================================================================================
2000(5)   $33.45     $(0.06)        $(3.37)      $(3.43)    $0.00      $ 0.00      $ 0.00       $30.02
=======================================================================================================
CITIZENS INCOME FUND - STANDARD CLASS SHARES
=======================================================================================================
1996       10.38       0.66          (0.10)       0.56      (0.66)       0.00       (0.66)       10.28
1997       10.28       0.67           0.28        0.95      (0.67)       0.00       (0.67)       10.56
1998       10.56       0.60           0.49        1.09      (0.60)      (0.02)      (0.62)       11.03
1999       11.03       0.59          (0.50)       0.09      (0.59)      (0.02)      (0.61)       10.51
2000       10.51       0.65          (0.32)       0.33      (0.63)      (0.01)      (0.64)       10.20
=======================================================================================================
CITIZENS MONEY MARKET FUND (FORMERLY WORKING ASSETS MONEY MARKET FUND)- STANDARD CLASS SHARES
=======================================================================================================
1996        1.00       0.045          0.000       0.045     (0.045)      0.000      (0.045)       1.00
1997        1.00       0.042          0.000       0.042     (0.042)      0.000      (0.042)       1.00
1998        1.00       0.045          0.000       0.045     (0.045)      0.000      (0.045)       1.00
1999        1.00       0.040          0.000       0.040     (0.040)      0.000      (0.040)       1.00
2000        1.00       0.046          0.000       0.046     (0.046)      0.000      (0.046)       1.00
=======================================================================================================
CITIZENS MONEY MARKET FUND (FORMERLY WORKING ASSETS MONEY MARKET FUND)- INSTITUTIONAL CLASS SHARES
=======================================================================================================
1996(6)  $ 1.00      $ 0.021        $ 0.000     $ 0.021    $(0.021)    $ 0.000     $(0.021)     $ 1.00
1997       1.00        0.049          0.000       0.049     (0.049)      0.000      (0.049)       1.00
1998       1.00        0.051          0.000       0.051     (0.051)      0.000      (0.051)       1.00
1999       1.00        0.045          0.000       0.045     (0.045)      0.000      (0.045)       1.00
2000       1.00        0.049          0.000       0.049     (0.049)      0.000      (0.049)       1.00
=======================================================================================================

(1) Based on average shares outstanding
(2) Period from November 1, 1999 (commencement of operations)
(3) Annualized
(4) Not annualized
(5) Period from February 4, 2000 (commencement of operations)
(6) Period from February 1, 1996 (commencement of operations)

RATIOS AND SUPPLEMENTAL DATA
Portfolio Turnover Rate
Net Assets End of Period in (000s)
Ratio of Expenses to Average Net Assets Net of Reimbursement or Fee Waiver Ratio of Expenses to Average Net Assets Prior to Reimbursement or Fee Waiver Ratio of Net Income (Loss) to Average Net Assets
Total Return

==================================================================================================
CITIZENS GLOBAL EQUITY FUND - STANDARD CLASS SHARES
==================================================================================================
 85.92%        $ 15,595      2.55%          2.72%      (1.01)%     12.52%
 69.34           29,573      2.10           2.33       (0.70)      21.70
 72.33           49,045      2.20           2.20       (0.76)      21.75
 64.07           90,549      1.96           1.96       (0.88)      22.34
120.69          354,818      1.82           1.83       (0.79)      53.27
==================================================================================================
CITIZENS GLOBAL EQUITY FUND - INSTITUTIONAL CLASS SHARES
==================================================================================================
120.69%        $ 12,544      1.39%(3)       1.43%(3)   (0.25%)(3)  32.55%(4)
==================================================================================================
CITIZENS GLOBAL EQUITY FUND - ADMINISTRATIVE CLASS SHARES
==================================================================================================
120.69%        $      1      1.68%(3)     296.20%(3)   (0.48)%(3) (10.25)%(4)
==================================================================================================
CITIZENS INCOME FUND - STANDARD CLASS SHARES
==================================================================================================
 41.36%        $ 32,276      1.38%          1.48%       6.26%       5.48%
 64.56           33,230      1.41           1.47        6.44        9.57
 80.14           51,366      1.74           1.86        5.55       10.49
 44.07           62,837      1.45           1.49        5.50        0.78
 52.96           61,836      1.45           1.47        6.34        3.35
==================================================================================================
CITIZENS MONEY MARKET FUND (FORMERLY WORKING ASSETS MONEY MARKET FUND) - STANDARD CLASS SHARES
==================================================================================================
   N/A         $ 78,326      1.18%          1.21%       4.56%       4.60%
   N/A           85,179      1.25           1.39        4.23        4.30
   N/A          103,597      1.21           1.23        4.46        4.54
   N/A          105,740      1.19           1.24        4.00        4.07
   N/A          112,700      1.17           1.18        4.59        4.67
==================================================================================================
CITIZENS MONEY MARKET FUND(FORMERLY WORKING ASSETS MONEY MARKET FUND) - INSTITUTIONAL CLASS SHARES
==================================================================================================
 85.92%        $ 15,595      2.55%          2.72%      (1.01)%     12.52%
   N/A         $ 14,539      0.47%(3)       0.47%(3)    5.16%(3)    2.09%(4)
   N/A           17,504      0.60           0.60        4.92        5.01
   N/A           18,178      0.56           0.56        5.11        5.23
   N/A           22,464      0.70           0.70        4.47        4.58
   N/A           23,370      0.81           0.82        4.93        5.04
==================================================================================================

CITIZENS FUND PROSPECTUS NOTE:
Citizens Funds' Statement of Additional Information, which is available free upon request, contains more detailed information about the Funds and their management and operations. The Statement of Additional Information is incorporated by reference into this Prospectus and is legally part of it.

Additional information about the Funds' investments is available in Citizens Funds' Annual and Semi-Annual Reports to shareholders. In Citizens Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Citizens Funds' Semi-Annual Report updates information in the Annual Report for the subsequent six months.

To make inquiries about the funds, or get a copy of the Statement of Additional Information Annual or Semi-Annual Reports, call (800) 223-7010 or visit Citizens Funds' web site at http://www.citizensfunds.com.


The Information about Citizens Funds (including Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room you may call the Commission at 1-800-SEC-0330. Reports and other information about Citizens Funds are available on the Commission's Internet site at www.sec.gov and copies of may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

SEC File No. 811-03626.

CITIZENS FUNDS -Registered Trademark-
(800) 223-7010
www.citizensfunds.com

Citizens Funds are available through such mutual fund supermarkets as Charles Schwab's Mutual Fund OneSource-Registered Trademark- and Fidelity Investments FundsNetwork-Registered Trademark-.

Citizens Index-SM- and Citizens Small Cap Index-SM- are servicemarks of Citizens Advisers. Citizens Funds-Registered Trademark- and E FUND-Registered Trademark- are registered trademarks of Citizens Advisers.

(C) 2000 Citizens Advisers
Printed on recycled paper with soy-based inks.

                                CITIZENS FUNDS-Registered Trademark-

                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2000

     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Citizens Funds' Prospectus dated November 1, 2000. A copy of the current Prospectus can be obtained by calling (800) 223-7010, by writing Citizens Funds, 230 Commerce Way, , Portsmouth, New Hampshire 03801 or by visiting the Citizens Funds Internet site at www.citizensfunds.com. This SAI and the Prospectus may be amended or supplemented from time to time.

     Certain disclosure has been incorporated by reference into this SAI from the Citizens Funds' annual report. For a free copy of the annual report, please call (800) 223-7010.

                                CITIZENS FUNDS-Registered Trademark-

     Citizens Core Growth Fund-SM- (FORMERLY KNOWN AS CITIZENS INDEX FUND)
                       Citizens Emerging Growth Fund-SM-
 Citizens Small Cap Core Growth Fund-SM- (FORMERLY KNOWN AS CITIZENS SMALL CAP
                                   INDEX FUND)
                        Citizens Global Equity Fund-SM-
                            Citizens Income Fund-SM-
                          Citizens Money Market Fund-SM-
                (FORMERLY KNOWN AS WORKING ASSETS MONEY MARKET FUND)

TABLE OF CONTENTS                                                           PAGE

Citizens Funds...............................................................
Investment Strategies, Risks and Fundamental Policies .......................
Trustees, Officers and Beneficial Owners.....................................
Investment Advisory and Other Services.......................................
Brokerage Allocation and Soft Dollars........................................
Ownership of Shares and Shareholder Rights...................................
How We Value Fund Shares.....................................................
Tax Matters..................................................................
How We Calculate Performance.................................................
Financial Statements.........................................................
Appendix A:  Description of Ratings..........................................

CITIZENS FUNDS

     Citizens Funds (the "Trust"), a Massachusetts business trust organized on November 19, 1982, is an open-end investment company registered under the Investment Company Act of 1940 as a diversified management company. Citizens Funds presently consists of six separate series, each with its own investment objective, assets and liabilities: Citizens Money Market Fund (inception date 8/30/83), Citizens Income Fund (inception date 6/10/92), Citizens Emerging Growth Fund (inception date 2/8/94), Citizens Global Equity Fund (inception date 2/8/94), Citizens Core Growth Fund (inception date 3/3/95), and Citizens Small Cap Core Growth Fund (inception date 12/28/99). On May 28, 1992 the Trust, which had operated as a money market fund since 1983, changed its name from Working Assets Money Fund to Working Assets Common Holdings. On October 5, 1995 the Trust changed its name from Working Assets Common Holdings to Citizens Investment Trust, and on July 14, 1998 it changed its name to Citizens Funds. Each of the series of Citizens Funds is referred to herein as a "Fund," or, collectively, the "Funds."

     This Statement of Additional Information relates to all six Funds and to Standard, Administrative and Institutional Class shares.

INVESTMENT STRATEGIES, RISKS AND FUNDAMENTAL POLICIES

INVESTMENT STRATEGIES AND RISKS

     In addition to the principal investment strategies and risks described in the Prospectus, Citizens Funds will from time to time employ other investment strategies that are described below.

     The Funds may, but need not, invest in any or all of the investments and use any or all of the investment techniques described below and in the Prospectus. The choice of investments and use of investment techniques depend on, among other things, a particular Fund's investment strategies, conditions and trends in the economy and financial markets and investments being available on terms that are acceptable to the Fund.

MONEY MARKET INSTRUMENTS
     During periods of unusual market conditions, or for liquidity purposes or pending the investment of the proceeds of the sale of a Fund's shares, a Fund may invest all or a portion of its assets in money market instruments, including, but not limited to:

- Obligations of agencies and enterprises of the U.S. Government;
- Certificates of Deposit of banks;
- Commercial paper or other corporate notes of investment grade quality; and
- Yankee bonds.

REPURCHASE AGREEMENTS
     The Funds may also enter into repurchase agreements with primary dealers or banks which are members of the Federal Reserve, secured by instruments issued or guaranteed by agencies or instrumentalities of the U.S. Government, the values, including accrued interest, of which are equal to or greater than 102% of the value of the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the particular Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund, together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on securities collateralizing the repurchase.

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     The Trust requires all vendors of repurchase agreements to deliver collateral in the applicable Fund's name in the form of government securities equal to 102% of the value of any repurchase agreement. However, it is important to note that while repurchase agreements may be a useful tool in managing a Fund, they do have greater risk than directly investing in securities. If a bank or stockbroker becomes bankrupt, or otherwise defaults after selling a Fund a repurchase agreement, the Fund may suffer some delay and expense in liquidating the securities, decline in the value of the securities and loss of principal or interest.

DERIVATIVE SECURITIES
     Derivative securities such as futures, options and warrants are financial instruments whose values depend on or derive from underlying investments, indexes or currencies. The Funds may use derivative securities to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments. Each Fund will maintain segregated accounts consisting of liquid assets (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under derivatives transactions). Derivatives involve special risks and may result in losses.

     OPTIONS. Each Fund, other than Citizens Money Market Fund, may from time to time buy and write (sell) options on securities, securities indexes, and foreign currencies that are traded on recognized securities exchanges and over-the-counter markets. The value of options is determined by the performance of the underlying financial benchmarks or indexes to which they are tied. A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until or on a certain date (the expiration date). A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until or on the expiration date. The premium that a Fund receives for buying or writing a call or put option is deemed to constitute the market value of an option. Aggregate premiums paid for put and call options will not exceed 5% of a Fund's total assets at the time of each purchase. The premium that a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period.

     FUTURES CONTRACTS. Each Fund, other than Citizens Money Market Fund, may purchase or sell futures contracts and options on futures contracts. These contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     WARRANTS. Each Fund, other than Citizens Money Market Fund, may invest in warrants. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. Such warrants are typically held on a Fund's books at zero value when market quotations are unavailable, as the value of these warrants can only be realized upon their exercise.

     STRUCTURED SECURITIES. Each Fund, other than Citizens Money Market Fund, may purchase structured securities, such as interest-only strips or similar vehicles where one or more of the rights within the underlying securities has been traded through the financial markets for a different right or series of rights. In the most extreme cases, some classes of stripped mortgage-backed securities may receive only interest payments (called IOs because they receive interest only) and other classes of stripped mortgage-backed securities may receive only principal payments (called POs because they receive principal only).

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     RISKS. The use of derivative securities depends on the Fund manager's or a sub-adviser's ability to predict correctly the direction of interest rates, securities prices or other factors. Risks include:

- the risk that interest rates, securities prices or other factors do not move in the directions being hedged against, in which case the Fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefits;
- an imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged;
- the possible absence of a liquid secondary market for any particular derivative at any time;
- the potential loss if the counter party to the transaction does not perform as promised; and
- the possible need to defer closing out certain positions to avoid adverse tax consequences.

     OPTIONS may present additional risks because the Fund managers may determine that exercise of the option will not benefit the Fund, and therefore the amount invested to acquire the option will be lost. Also, the Fund may be required to purchase at a loss a security on which it has sold a put option.

     WARRANTS tend to be more volatile than the underlying securities on which they are based and cease to have value if they are not exercised prior to their expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of the underlying securities.

     STRUCTURED SECURITIES, or STRIPS may be affected by changes in interest rates. The value of an interest-only strip generally will go down as interest rates go up. A rapid rate of principal payments (including prepayments) may cause an interest-only strip to mature before a Fund receives the money it initially invested in the security. This may happen if interest rates go down. A Fund's ability to collect interest payments also will end if an interest-only strip defaults. Conversely, a Fund's investment in principal-only strips may be adversely affected by a lower than expected rate of principal payments (including prepayments) on the underlying pool of mortgage loans. A lower rate of principal payments (including prepayments) effectively extends the maturity of a principal-only strip, making it worth less money in today's dollars. Securities with longer maturities are more susceptible to changes in interest rates. Changes in interest rates affect the value of principal-only strips more than traditional mortgage-backed securities or other debt obligations that pay interest at regular intervals.

FOREIGN SECURITIES
     Each Fund, other than Citizens Money Market Fund, and especially the Citizens Global Equity Fund and the Citizens Emerging Growth Fund, may invest in foreign securities that meet the Trust's social and financial criteria. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. The Citizens Global Equity Fund's share price will tend to reflect the movements of the different securities markets in which they are invested and, to the degree not hedged, the foreign currencies in which investments are denominated. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances - such as where a Fund believes that the applicable exchange rate is unfavorable at the time the currencies are received or anticipates, for any other reason, that the exchange rate will improve - the Fund may hold such currencies for an indefinite period of time. A Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies would permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also would expose the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

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     The Citizens Global Equity Fund and the Citizens Emerging Growth Fund may
invest in foreign companies through investments in American Depositary Receipts
(ADRs). These securities are not usually denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs are subject to many of the same risks that apply to other investments in non-U.S. securities.

WHEN-ISSUED SECURITIES
     Each Fund, other than Citizens Money Market Fund, may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, in many cases, a Fund will take delivery of securities it has purchased on a when-issued basis. When a Fund commits to purchase a security on a when-issued or forward delivery basis it will follow procedures consistent with current policies of the Securities and Exchange Commission (SEC) concerning such purchases. Since those policies currently recommend that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Trust intends that a Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Trust does not intend to make such purchases for speculative purposes and intends to adhere to current regulatory policies with respect to such purchases, purchases of securities on such a basis may involve more risk than other types of purchases. For example, a Fund may have to sell assets that have been set aside to cover its commitments in order to meet redemptions. Also, if the Funds' adviser, Citizens Advisers, Inc. (referred to as "Citizens Advisers" or the "Adviser") were to determine that it is necessary to sell the when-issued or forward delivery securities before delivery to a Fund, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made. When the time comes to pay for when-issued or forward delivery securities, a Fund will meet its obligations from the then-available cash flow on the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS
     Each Fund may invest up to 10% of its net assets in securities for which there is no readily available market, such as securities subject to contractual restrictions on resale. A Fund will not buy these illiquid securities unless the assets in the Fund exceed $10 million at the time of purchase. Illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to determine a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

RULE 144A SECURITIES
     Each Fund may purchase securities that are not registered (restricted securities) under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. Restricted securities, which may be traded pursuant to Rule 144A, will not be considered illiquid if the Funds' Board of Trustees finds that a liquid trading market exists for these securities. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Adviser and to any applicable sub-adviser the daily function of determining and monitoring liquidity of restricted securities. See "Fundamental Policies" below.

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REAL ESTATE SECURITIES
     The Citizens Income Fund may invest in equity securities of companies in the real estate industry, including real estate investment trusts (REITs). These securities are sensitive to changes in real estate values, property taxes, interest rates, real estate asset cash flows, occupancy rates, governmental regulations and the management skill and creditworthiness of the issuer. REITs also may be subject to liability under environmental and hazardous waste laws.

HEDGING RISK
     The Citizens Global Equity Fund may (but is not required to) enter into hedging transactions, or arrangements to buy or sell a particular currency, security or securities index for a stated value against the U.S. dollar at a given time. Hedging may not achieve its objective of reducing the effects of currency fluctuations on the Fund, and may create losses or reduce the Fund's potential gains.

EURO CONVERSION RISK
     The Citizens Global Equity Fund may invest in securities of European issuers. Certain European countries that are a part of the European Economic Union have agreed to participate in the conversion to a single European currency, the euro. This conversion is to be completed by July 1, 2002 and its effects on investments in the securities of European issuers and foreign currencies are currently unclear. The Fund may be adversely affected if the conversion to the euro is not successfully completed or if the computer or other data processing systems used in European financial markets or by the Fund are not able to process transactions involving the euro.

GROWTH PLUS RISK MANAGEMENT
     The mission of Citizens Funds is to achieve superior investment returns for our shareholders. Towards this end, our active Funds and the indexes underlying our passively managed funds employ a growth discipline, seeking companies with above-average prospects for long-term growth in earnings and profitability. While we strive to deliver strong investment performance, we are attentive to risk in the process. Risk management strategies are integral to how we manage each Fund. However, these strategies may not be successful in reducing risk. Some of the risk management strategies that we may employ are as follows:

CITIZENS CORE GROWTH FUND
- Limits investment exposure in any one company to no more than 5% of total assets, with respect to 75% of the Fund's total assets.
- Limits investment exposure in any one industry to no more than 25% of total assets.
- Holds large basket of attractive companies without over-concentration in any one sector.
- Employs social and environmental screens to avoid companies whose corporate behavior could become an impediment to performance.

CITIZENS EMERGING GROWTH FUND
- Limits investment exposure in any one company to no more than 5% of total assets, with respect to 75% of the Fund's total assets.
- Limits investment exposure in any one industry to no more than 25% of total assets.
- Analyzes portfolio for its overall level of diversification. If the portfolio is not reasonably diversified relative to the market as defined by R-squared, growth stocks from diversifying industry groups are integrated. R-squared is a statistical measure that indicates the extent to which the variability of a security or portfolio's returns is explained by the variability of the market. The value will be between 0 and 1. The higher the number, the greater the extent to which portfolio returns are related to the market return. An R-Squared value of .75 indicates that 75% of the fluctuation in a portfolio's return is explained by market action. An R-Squared of 1.0 indicates that portfolio returns are

                                     -6-

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     entirely related to the market and are not influenced by other factors. An
     R-Squared of 0 indicates that no relationship exists between the portfolio's returns and the market return. Note: That R-Squared measures the strength and not the positive or negative direction of the relationship between assets and the market.
- Uses relative valuation techniques favoring companies that are rapidly growing their earnings potential but are currently trading at prices that accurately reflect their earnings growth potential. Companies that are overpriced are ranked lower than their more attractively priced counterparts, and generally do not reach the purchasing stage of the process.
- Employs social and environmental screens to avoid companies whose corporate behavior could become an impediment to performance.

CITIZENS SMALL CAP CORE GROWTH FUND

- Limits investment exposure in any one company to no more than 5% of total assets, with respect to 75% of the Fund's total assets.
- Limits investment exposure in any one industry to no more than 25% of total assets.
- Holds large basket of attractive companies without over-concentration in any one sector.
- Employs social and environmental screens to avoid companies whose corporate behavior could become an impediment to performance.

CITIZENS GLOBAL EQUITY FUND
- Limits investment exposure in any one company to no more than 5% of total assets, with respect to 75% of the Fund's total assets.
- Limits investment exposure in any one industry to no more than 25% of total assets.
-    Limits investments in emerging nations to no more than 25% of total assets.
- Employs social and environmental screens to avoid companies whose corporate behavior could become an impediment to performance.

CITIZENS INCOME FUND

- Limits investment exposure in any one company to no more than 5% of total assets, with respect to 75% of the Fund's total assets.
-    Limits duration risk to small deviations around a pre-selected target.
-    Controls default risk with proprietary credit analysis process.
-    Limits high-yield securities to no more than 35% of total assets.
- Employs social and environmental screens to avoid companies whose corporate behavior could become an impediment to performance.

     Citizens Funds are not intended to be the lowest risk choices available to investors. Rather, the goal of our risk management strategies is to attain a reasonable, targeted level of risk commensurate with our Funds' growth mandates. The above-stated risk management strategies may not always be employed, or if employed, may not be effective at all times.

     Our goal at Citizens Funds is to achieve strong financial results while investing in companies that are managed in a socially responsible manner. The Funds will invest only in companies we deem to be socially and environmentally responsible.

     To find these investments, we seek companies that have positive environmental, community and workplace records. At the same time, we avoid companies whose primary business is the manufacture or distribution of alcohol, tobacco, nuclear power, oil or conventional or nuclear weaponry. We also avoid companies on the AFL-CIO's national boycott list and companies that lack diversity (i.e., representation by women or people of color) on their corporate boards or in upper management. Finally, we avoid companies that use animals to test personal-care products or otherwise treat animals in an inhumane manner.

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     Some of the social and environmental screens we use to assess a company's environmental record, community involvement and workplace practices include the following:

ENVIRONMENT
     We try to avoid investing in companies with consistent or significant violations of environmental laws and regulations, companies with below average environmental records for their industry and companies whose products or processes are particularly damaging to the environment. We seek companies, on the other hand, that are committed to recycling, waste reduction, energy efficiency and other sustainable business practices.

WORKPLACE
     We try to avoid investing in companies that discriminate on the basis of gender, race, religion, disability or sexual orientation, that engage in unfair labor practices or that lack diversity on their board of directors or in upper management. Instead, we seek companies that have positive records with respect to employee health, safety, compensation and other benefits, and that proactively work to eliminate sweatshop conditions among their overseas subsidiaries, vendors and contract suppliers.

COMMUNITY
     We try to avoid investing in companies with less than satisfactory records under the Community Reinvestment Act, or companies that have displayed insensitivity to community priorities and concerns. Rather, we seek companies with positive records of local involvement, charitable giving and support for community development initiatives.

Companies that pass our social and environmental screens are placed on the Citizens Funds "Approved List" and are eligible for investment; those that fail to pass our screens are placed on a "Rejected List" and are not eligible for investment.

CALCULATED RISK
     Most investors focus on performance but it is as important to understand how much risk your Fund is taking on in the process. Here are some popular metrics to help evaluate risk.

BETA: A measure of the magnitude of a Fund's share price ups and downs relative to swings in the market. The market is assigned a beta of 1.00. If a portfolio has a beta of 1.20%, its share price has increased (or decreased) 12% if the market has increased (or decreased) 10%.

STANDARD DEVIATION: A measure of the dispersion of a Fund's return, i.e., the degree to which a Fund's return varies from its historical average. A higher standard deviation indicates a wider dispersion of past returns and thus greater historical volatility.

ALPHA: A risk-adjusted performance measure representing the difference between a Fund's actual performance and the performance anticipated in light of a Fund's risk posture (beta). A positive alpha indicates that the Fund has produced a rate of return that is more than commensurate with its risk profile.

SHARPE RATIO: A measure of reward per unit of risk. The higher the Sharpe ratio, the greater the return per unit of risk. The Sharpe ratio is often used to compare fund returns on a "level playing field."

FUNDAMENTAL POLICIES

     The following are fundamental investment policies followed by each of the Funds (unless otherwise noted below) that supplement those listed in the Prospectus. Any policy identified as a fundamental investment policy of a Fund may be amended with respect to the Fund only with

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approval of the holders of a majority of the outstanding shares of that Fund
(a Majority Shareholder Vote), which as used herein means the vote of the lesser of (a) 67% or more of the outstanding voting securities of the Fund present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. The term "voting securities" has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

     1. Subject to the provisions of the Funds' Declaration of Trust, which provides that we may issue several classes of shares in any one Fund, the Funds may not issue senior securities. They may not issue securities that have priority over others in dividends, redemption rights, or have other privileges.

     2. The Funds must limit their involvement in illiquid instruments, that is, repurchase agreements that have a term of more than seven days, and securities that have restrictions on resale or lack readily available market quotations, to 10% of the total value of a Fund's net assets and we will buy no such securities for a Fund unless the assets in that Fund exceed $10 million at the time of purchase. Private Placements which may be traded pursuant to Rule 144A under the Securities Act of 1933 will not be subject to these limitations, if the Funds' Board of Trustees finds that a liquid trading market exists for these securities. The Funds' Trustees will review on an ongoing basis any determination by the Adviser to treat a restricted security as a liquid security, including the Adviser's assessment of current trading activity and the availability of reliable price information. In determining whether a privately placed security is properly considered a liquid security, the Adviser and the Funds' Trustees will take into account the following factors: (i) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); (ii) dealer undertakings to make a market in the security; and (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers. To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts. Acquisitions of such liquid restricted securities will be made from a list approved by the Funds' Trustees.

     3. The Funds may borrow only under special circumstances. The Funds do not normally borrow money, but for temporary purposes a Fund may borrow from banks up to 10% of the Fund's total assets. If a Fund does borrow, it can pledge its assets up to the amount borrowed. A Fund cannot borrow to purchase securities or to increase its income, but can borrow to pay for shares being redeemed so that we do not have to sell securities we do not want to sell. A Fund will not purchase any securities while the Fund has borrowings above 5% of assets outstanding. The interest paid on a Fund's borrowings would reduce that Fund's net income.

     4. The Funds may not underwrite securities, which means they may not sell securities for others.

     5. The Funds may not buy the securities of any company if the particular Fund would then own more than 10% of the total value of all of the company's outstanding voting securities, or if the Trust as a whole would then own more than 10% of the total value of all of the company's outstanding voting securities. A Fund may not concentrate its investments by buying the securities of companies in any one industry if more than 25% of the value of its total assets would then be invested in that industry; however, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and obligations of domestic branches of domestic banks, are not included in this limit.

     6. As a general policy, the Funds will not invest in real estate assets or interests therein. This policy does not preclude a Fund from investing in debt instruments secured by real estate or holding interests in real estate investment trusts or other real estate companies.

     7. The Funds may not invest in limited partnerships, including those that own commodities, oil, gas and mineral leases or real estate. This restriction is not interpreted to prevent a Fund from investing in fixed income securities or other debt instruments issued by limited partnerships provided that it does not become a general or limited partner.

     8. The Funds may not make loans other than pursuant to repurchase agreements. When a Fund buys money market instruments or loan participation interests, it is investing, not making a loan.

     9. The Funds may not invest for the purpose of exercising control or management of other companies.

     10. The Funds may not buy or continue to hold securities if the Funds' Trustees or officers or the Directors or officers of the Adviser own more than certain limits of these securities. If all of these people who own more than 1/2 of 1% of the shares of a company together own more than 5% of the company's shares, we cannot buy, or continue to own, that company's shares.

     11. The Funds may not participate with others on a joint, or a joint and several, basis in any trading account in any securities.

     12. The Funds may not, in managing 75% of its assets, invest more than 5% in any one company; however, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities are not included in this limit.

     13. There is a limit on a Fund's ability to loan Fund securities. If a Fund loans securities, then it must maintain collateral at 100% of the value of the securities and any collateral must be marketable on an exchange.

     14. The following is a fundamental policy for the Citizens Core Growth Fund, Citizens Global Equity Fund, Citizens Income Fund and the Citizens Money Market Fund but does not apply to the Citizens Emerging Growth Fund or the Citizens Small Cap Core Growth Fund: a Fund may place only 5% of its total assets in companies which have been in operation, including operations of predecessors, for less than three years.

     15. The Citizens Money Market Fund may not buy any securities other than money market securities. Thus, the Fund cannot buy any commodities or commodity futures contracts, any mineral programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations of these. The Fund also may not buy real estate, or real estate loans, but may buy money market securities even though the issuer invests in real estate or interests in real estate.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in values or assets will not constitute a violation of that restriction.

TEMPORARY DEFENSIVE POSITIONS

     Each Fund may invest in cash, cash equivalents, money market instruments and repurchase agreements as temporary defensive positions during volatile or other adverse or unusual market, economic, political or economic conditions. Such temporary defensive positions would be inconsistent with a Fund's principal investment strategies (other than the Citizens Money Market Fund) and may adversely impact Fund performance.

PORTFOLIO TURNOVER

     With regard to the Citizens Money Market Fund, we generally purchase investments and hold them until they mature. Historically, securities of U.S. Government agencies or instrumentalities have involved minimal risk when they have been held by investors to maturity. However, we may from time to time sell securities and purchase others to attempt to take advantage of short-term market variations. We may also sell securities prior to maturity to meet redemptions or as a result of a revised evaluation of the issuer by the Adviser or a sub-adviser.

     For the Citizens Income Fund we purchase fixed income securities and for the Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Global Equity Fund and the Citizens Small Cap Core Growth Fund, we may purchase both equity and fixed income securities and hold them until such time as we believe it is advisable to sell them in order to realize a gain or loss whereupon we reinvest these assets in other securities.

     Portfolio turnover rates will vary, depending on the type of Fund and its particular investment objective. For example, the Citizens Core Growth Fund seeks to have a turnover rate of less than 25% per year, whereas the Citizens Emerging Growth Fund's turnover rate may be in excess of 200%. Higher portfolio turnover rates increase transaction costs and may increase taxable gains. For the fiscal years ended June 30, 1998, 1999 and 2000, the Funds had the following portfolio turnover rates: Citizens Core Growth Fund -- 13.64%, 18.04% and 20.04%; Citizens Emerging Growth Fund -- 245.30%, 208.49% and 159.95%; Citizens Global Equity Fund -- 72.33%, 64.07% and 120.69%; Citizens Income Fund -- 80.14%, 44.07%, 52.96% and Citizens Small Cap Core Growth Fund - 20.16% (from December 28, 1999, commencement of operations, to June 30, 2000).

     MORE DETAILS ON THE CITIZENS MONEY MARKET FUND

     The following are present policies of the Citizens Money Market Fund, but may be changed by the Trust's Trustees without a vote of the shareholders of the
Fund:

       1. The Fund may invest in variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund and the borrower. If the principal of a variable amount master demand note cannot be demanded within seven days, the note is treated as illiquid and subject to the 10% limitation referred to in paragraph four (4) below. The interest rates and amounts involved may change daily. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount; and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct arrangements between the Fund and the borrower, they generally will not be traded and there is no active secondary market for these notes. However, they are redeemable on demand, and thus immediately repayable by the borrower, at face value plus accrued interest at any time. The Fund's right to redeem is dependent on the borrower's ability to pay principal and interest on demand. Accordingly, the Fund's Adviser will consider and continuously monitor the earning power, cash flow and other liquidity ratios of the borrower to assess its ability to meet its obligations on demand. The Fund will invest in these notes only if the Board of Trustees or the Adviser determines that they present minimal credit risks and are of comparable quality to commercial paper having the highest rating of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's") or any other Nationally Recognized Statistical Rating Organization.

       2. The Fund may not invest more than 10% of its assets in time deposits maturing in more than two business days but less than seven business days.

       3. The Fund will not enter into a repurchase agreement if it would cause more than 10% of its assets to be subject to repurchase agreements having a maturity of more than seven days; included in this 10% limitation would be any illiquid securities (as described below). See "Investment Strategies, Risks and Fundamental Policies - Repurchase Agreements."

       4. The Fund will not invest more than 10% of its net assets in illiquid securities. Generally an illiquid security is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Subject to this limitation, the Fund's Trustees have authorized the Fund to invest in restricted securities, specifically privately placed commercial paper, where such investment is consistent with the Fund's investment objective, and has authorized such securities to be considered to be liquid to the extent the Adviser determines that there is a liquid institutional or other daily market for such securities. For example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and for which a liquid institutional market has developed may be considered to be liquid securities. See the discussion relating to the purchase of illiquid securities in the section regarding the fundamental investment policies of the Funds under "Investment Strategies, Risks and Fundamental Policies" above.

       5. The Fund may not sell short or buy on margin and may not write put or call options.

      QUALITY AND MATURITY OF SECURITIES. Because the Citizens Money Market Fund uses the amortized cost method of valuation (see "How We Value Fund Shares"), the Fund will not purchase any instruments with a remaining maturity of more than 397 days (approximately 13 months) or maintain a dollar-weighted average maturity of the entire Fund in excess of 90 calendar days. Except as provided below, the maturity of a security is deemed to be the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid or, if called for redemption, the date on which the redemption must be made. Obligations of U.S. Government agencies and instrumentalities (Government Securities) with variable rates of interest which are adjusted no less frequently than every 762 calendar days are deemed to have a maturity equal to the period remaining until the next readjustment. Government Securities that are Floating Rate Securities, or securities whose terms provide for adjustment of their interest rates when a specified rate changes and whose market value can reasonably be expected to approximate amortized cost, are deemed to have a remaining maturity of one day. Variable Rate Securities, which are securities whose terms provide for adjustment of their interest rate on set dates and whose market value can be reasonably expected to approximate amortized cost, wherein the principal amount must unconditionally be paid in 397 calendar days or less, are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, whichever is earlier. A Variable Rate Security subject to a demand feature, wherein the principal amount is scheduled to be paid in more than 397 calendar days, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A Floating Rate Security wherein the principal amount must unconditionally be paid in 397 calendar days or less is deemed to have a maturity of one day. A Floating Rate Security subject to a demand feature wherein the principal amount is scheduled to be paid in more than 397 days, is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A repurchase agreement is deemed to have a maturity equal to the period remaining until the date on which the repurchase of the securities is scheduled to occur or, where the agreement is subject to demand, the notice period applicable to a demand for repurchase of the securities. A portfolio lending agreement is deemed to have a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned or, where the agreement is subject to a demand, the notice period applicable to the demand.

     The Citizens Money Market Fund may not invest more than 5% of its assets in securities of any one issuer, except for U.S. Government securities. With respect to securities subject to a guarantee or demand feature, the Fund may not invest more than 10% of its assets in the institution that issued the guarantee or demand feature unless the underlying security was issued by a person who does not control or is not controlled by that institution.

     The Citizens Money Market Fund also may only invest in securities which are rated in the top rating category by at least two nationally recognized statistical rating organizations (NRSROs). Such securities are called First Tier Securities. If only one NRSRO has rated a security, the Fund may purchase that security only if it is rated in that NRSRO's top rating category and the acquisition is approved or ratified by the Fund's Board of Trustees. If a security is not rated by any NRSRO, the Fund may purchase that security only if the Adviser determines that it is of comparable quality to a First Tier Security and the Board approves or ratifies the acquisition. If a security is rated by more than two NRSROs, the Fund may purchase that security if it is rated in the top rating category by any two NRSROs and no more than one other NRSRO rates it in the second highest category or lower. If a security is subject to a guarantee or a conditional demand feature, the Fund may purchase the security only if the guarantee or conditional demand feature meets the criteria set forth above or, in the case of a security subject to a conditional demand feature and issued after February 10, 1998, only if the Adviser determines and periodically confirms that there is minimal risk that the conditions preventing exercise of the demand feature will occur and either (a) the conditions limiting exercise can be readily monitored by the Fund or relate to the taxability of interest payments on the security or (b) the terms of the conditional demand feature require that the Fund will receive notice of the occurrence of the condition and the opportunity to exercise the demand feature.

TRUSTEES, OFFICERS AND BENEFICIAL OWNERS

     A Board of Trustees oversees and monitors the management of the Trust. These oversight responsibilities include selection of the investment adviser and election of officers, who are in turn responsible for the day to day operations of the Trust. The Trustees and officers are listed below. The Trustees who are "interested persons" of the Trust, as defined in the 1940 Act (Interested Trustees), are indicated by an asterisk.

---------------------------------------------------------------------------------------------------------------------------------
              NAME, ADDRESS                     POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S)
                 AND AGE                                TRUST              DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Sophia Collier*                             Trustee                        Portfolio Manager, Citizens Funds (since 1995);
230 Commerce Way, Suite 300                                                Chair of the Board of Directors, Citizens Advisers
Portsmouth, NH 03801                                                       (since 1991);
44 years                                                                   President, Citizens Funds and Citizens Advisers
                                                                           (1991 to September 1998)
---------------------------------------------------------------------------------------------------------------------------------
Sean P. Driscoll                            Treasurer                      Director of Fund Accounting and Compliance,
230 Commerce Way, Suite 300                                                Citizens Advisers (since November 1998);
Portsmouth, NH 03801                                                       Director of Fund Administration, State Street
35 years                                                                   Bank and Trust Company (March 1998 to
                                                                           November 1998); Vice President of Compliance,
                                                                           Putnam Investments (January 1997 to March
                                                                           1998); Fund Accountant and Director of Fund
                                                                           Administration, State Street Bank and Trust
                                                                           Company (1987 to 1997)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
              NAME, ADDRESS                     POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S)
                 AND AGE                                TRUST              DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Pablo S. Eisenberg                                                         Retired (since 1998);
3729 Massachusetts Avenue NW                Trustee                        Executive Director for Community Change (since
Washington, DC 20016                                                       1975)
68 years
---------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson*                        Trustee                        Retired (since 1995);
2753 Unicorn Lane NW                                                       Director, Eldorado Bancshares, Inc. (since 1997);
Washington, DC 20015                                                       President, M.A.J. Capital Management, Inc.
58 years                                                                   (money management firm) (1994 to 1995);
                                                                           Senior Vice President of Corporate Finance,
                                                                           Student Loan Marketing Association (1987 to
                                                                           1994)
---------------------------------------------------------------------------------------------------------------------------------
Azie Taylor Morton*                         Chair of the Board and         Investment adviser;
10910 Medfield Court                        Trustee                        Consultant/Director of Marketing, GRW Capital
Austin, TX 78739                                                           Corporation (since 1992)
64 years
---------------------------------------------------------------------------------------------------------------------------------
John M. O'Brien                             Assistant Treasurer            Vice President of Corporate Finance, Citizens
230 Commerce Way, Suite 300                                                Advisers (since October 1998); Services Manager,
Portsmouth, NH 03801                                                       Bank Boston (January 1998 to October 1998);
35 Years                                                                   Business Manager, Fidelity Investments (October
                                                                           1989 to January 1998)
---------------------------------------------------------------------------------------------------------------------------------
Martha S. Pope                              Trustee                        Retired (since 1998);
701 A Street, NE                                                           Senior Advisor for the Northern Ireland Peace
Washington, DC 20002                                                       Negotiations (January 1995 to July 1998);
55 years                                                                   Secretary of the United States Senate (April 1994
                                                                           to January 1995); Sergeant at Arms of the United
                                                                           States Senate (January 1991 to March 1994)
---------------------------------------------------------------------------------------------------------------------------------
Ada Sanchez                                 Trustee                        Program Officer, The Proteus Fund (since 1999)
11 Stagecoach Road                                                         Student (1996 - 1999);
Amherst, MA 01002                                                          Director of Public Service and Social Change
48 years                                                                   Program, Hampshire College (1987 to 1996)
---------------------------------------------------------------------------------------------------------------------------------
Stephen C. Schuyler                         Secretary                      Vice President and Senior Counsel, Citizens
230 Commerce Way, Suite 300                                                Advisers (since January 2000); Vice President
Portsmouth, NH 03801                                                       and Assistant Counsel State Street Bank and
                                                                           Trust Company (April 1998 to January 2000);
                                                                           Scudder Kemper, Inc. (April 1996 to April 1998);
                                                                           Attorney Adviser Securities and Exchange
                                                                           Commission (September 1995 to April 1996);
                                                                           Member SEC Registration
---------------------------------------------------------------------------------------------------------------------------------
John L. Shields*                            Trustee and President          President and Chief Executive Officer of Citizens
230 Commerce Way, Suite 300                                                Advisers (since September 1998);
Portsmouth, NH 03801                                                       Senior Consultant, Cerulli Associates, a mutual
47 years                                                                   Fund consulting firm (1995 to 1998);
                                                                           Senior Vice President and Chief Administrative
                                                                           Officer, Chief Operating Officer and Chief
                                                                           Financial Officer, State Street Research
                                                                           Investment Services, Inc. (1991 to 1995)
---------------------------------------------------------------------------------------------------------------------------------

     The Board of Trustees functions with a Nominating Committee comprised of the whole Board, but pursuant to the Trust's Distribution Plan, the Trust has agreed that Trustees who are not "interested persons," as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement relating to the Plan (the Independent Trustees) shall have responsibility for the selection and nomination of other Independent Trustees. This agreement will continue for so long as the Distribution Plan is in effect.

     The following compensation table discloses the aggregate compensation from the Trust for services provided during the fiscal year ended June 30, 2000. None of the Trustees receive pension or retirement benefits or any other compensation beyond that listed below. Trustees were, however, reimbursed the costs of travel, meals and lodging associated with attendance at meetings.

                                        CITIZENS FUNDS - COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------
                         NAME OF PERSON AND POSITION               AGGREGATE COMPENSATION FROM
                                                                       FROM CITIZENS FUNDS
                          Sophia Collier* - Trustee                             0
                               Robert B. Reich*                                 0
                   John L. Shields* - Trustee and President                     0
                          Lokelani Devone - Trustee                          $5,000
                           Juliana Eades - Trustee                           $3,000
                         Pablo S. Eisenberg - Trustee                        $7,000
                        William D. Glenn Jr. - Trustee                       $5,000
                        Mitchell A. Johnson - Trustee                        $7,500
                         Azie Taylor Morton - Trustee                        $10,250
                           Martha S. Pope - Trustee                          $7,625
                            Ada Sanchez - Trustee                            $12,000

* Sophia Collier, Robert B. Reich and John L. Shields are Interested Trustees and received no compensation from Citizens Funds.

     As of October 1, 2000, there were 170,883,129 outstanding shares of beneficial interest, representing all the shares of all the Funds comprising Citizens Funds. As of October 1, 2000 the following shareholders owned beneficially or of record 5% or more of the outstanding shares of a Fund:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Percentage
Fund:                            Shareholder:                    Address:                                    Ownership:
---------------------------------------------------------------------------------------------------------------------------------
Citizens Core Growth Fund,       Charles Schwab & Co., Inc.      Special Custody Account FBO                 14.32%
Standard Class shares                                            Customers
                                                                 101 Montgomery St.
                                                                 San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------------------------------
Citizens Core Growth Fund,       National Financial Services     One World Financial Ctr                     5.10%
Standard Class                   Corp.                           200 Liberty St. 5th Floor
Shares                                                           New York, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Citizens Core Growth Fund,       Guy Bell Plan                   8515E Orchard Rd.                           29.78%
Institutional Class shares       Administrator                   Englewood, CO 80111
---------------------------------------------------------------------------------------------------------------------------------
Citizens Core Growth Fund,       Northern Trust Company          P.O. Box 92956                              16.14%
Institutional Class shares                                       801 S. Canal St.
                                                                 Chicago, IL 60675
---------------------------------------------------------------------------------------------------------------------------------
Citizens Core Growth Fund,       Wendel & Co.                    Mutual Fund/Reorganization Dept.            11.80%
Institutional Class shares                                       P.O. Box 1066
                                                                 New York, NY 10268
---------------------------------------------------------------------------------------------------------------------------------
Citizens Core Growth Fund,       Charles Schwab & Co., Inc.      101 Montgomery St.                          6.08%
Institutional Class shares                                       San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------------------------------
Citizens Core Growth Fund,       Chase Manhattan Bank            One Chase Square                            99.54%
Administrative Class shares                                      Rochester, NY 14643
---------------------------------------------------------------------------------------------------------------------------------
Citizens Emerging Growth         Charles Schwab & Co., Inc.      Special Custody Account FBO                 21.43%
Fund, Standard Class                                             Customers
shares                                                           101 Montgomery St.
                                                                 San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------------------------------
Citizens Emerging Growth         National Financial Services     One World Financial Ctr                     8.98%
Fund, Standard Class             Corp.                           200 Liberty St. 5th Floor
shares                                                           New York, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------------------
Citizens Emerging Growth         Northern Trust                  P.O. Box 92956                              51.62%
Fund, Institutional Class                                        Chicago, IL 60675
shares
---------------------------------------------------------------------------------------------------------------------------------
Citizens Emerging Growth         DBTCO                           1398 Central Ave.                           18.87%
Fund, Institutional Class                                        Dubuque, IA 52004-0747
shares
---------------------------------------------------------------------------------------------------------------------------------
Citizens Emerging Growth         Laird Norton Trust Co.          801 2nd Ave. 16th Floor                     15.65%
Fund, Institutional Class                                        Seattle, WA 98104
shares
---------------------------------------------------------------------------------------------------------------------------------
Citizens Emerging Growth         Charles Schwab & Co, Inc.       101 Montgomery St.                          5.47%
Fund, Institutional Class                                        San Francisco, CA 94104-4122
shares
---------------------------------------------------------------------------------------------------------------------------------
Citizens Emerging Growth         Chase Manhattan Bank            One Chase Square                            99.89%
Fund, Administrative Class                                       Rochester, NY 14643
shares
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Citizens Small Cap Core          National Financial Service      One World Financial Ctr                     25.13%
Growth Fund, Standard            Corp.                           200 Liberty St. 5th Floor
Class shares                                                     New York, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------------------
Citizens Small Cap Core          Charles Schwab & Co., Inc.      101 Montgomery St.                          9.49%
Growth Fund, Standard                                            san Francisco, CA 94104-4122
Class shares
---------------------------------------------------------------------------------------------------------------------------------
Citizens Small Cap Core          Sophia Collier                  One Harbor Place Ste 475                    6.71%
Growth Fund, Standard                                            Portsmouth, NH 03801
Class shares
---------------------------------------------------------------------------------------------------------------------------------
Citizens Global Equity           Charles Schwab & Co., Inc.      Special Custody Account FBO                 50.53%
Fund, Standard Class                                             Customers
shares                                                           101 Montgomery St.
                                                                 San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------------------------------
Citizens Global Equity           National Financial Service      One  World Financial Ctr                    11.66%
Fund, Standard Class             Corp.                           200 Liberty St. 5th Floor
shares                                                           New York, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------------------
Citizens Global Equity           Caroline & Sigmund Schott       678 Massachusetts Ave. Ste 301              28.84%
Fund, Institutional Class        Foundation                      Cambridge, MA 02139
shares
---------------------------------------------------------------------------------------------------------------------------------
Citizens Global Equity           Northern Trust                  P.O. Box 92956                              23.23%
Fund, Institutional Class                                        Chicago, IL 60675
shares
---------------------------------------------------------------------------------------------------------------------------------
Citizens Global Equity           Dr. Phillips Inc.               P.O. Box l3753                              15.93%
Fund, Institutional Class                                        60 West ST.
shares                                                           Orlando, FL 32801
---------------------------------------------------------------------------------------------------------------------------------
Citizens Global Equity           Charles Schwab & Co.            101 Montgomery St.                          13.40%
Fund, Institutional Class                                        San Francisco, CA 94104-4122
shares
---------------------------------------------------------------------------------------------------------------------------------
Citizens Global Equity           Laird Norton Trust Co.          801 2nd Ave. 16th Floor                     10.54%
Fund, Institutional Class                                        Seattle, WA 98104
shares
---------------------------------------------------------------------------------------------------------------------------------
Citizens Global Equity           Wachovia Securities Inc.        P.O. Box 1220                               7.31%
Fund, Institutional Class                                        Charlotte, NC 28201-1220
shares
---------------------------------------------------------------------------------------------------------------------------------
Citizens Global Equity           Fleet National Bank as          200 Liberty St., 5th Floor                  53.82%
Fund, Administrative Class       Trustee of AETNA                One World Financial Center
shares                                                           New York, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Citizens Global Equity           Chase Manhattan Bank            One Chase Square                            46.12%
Fund, Administrative Class                                       Rochester, NY  14643
shares
---------------------------------------------------------------------------------------------------------------------------------
Citizens Income Fund             Charles Schwab & Co., Inc.      Special Custody Account FBO                 13.91%
                                                                 Customers
                                                                 101 Montgomery St.
                                                                 San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------------------------------
Citizens Money Market            Bankers Trust Co. of Cattee     34 Exchange Place, 6th Floor                27.79%
Fund, Institutional Class                                        Jersey City, NJ 07302
shares
---------------------------------------------------------------------------------------------------------------------------------

     Our Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund and class as of October 1, 2000, except for the Citizens Small Cap Core Growth Fund, Institutional Class shares, where a single trustee owned 6.71% of the outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER

     The Funds are advised by Citizens Advisers, Inc. under a contract known as the Management Agreement. The Adviser's office is at 230 Commerce Way, Portsmouth, New Hampshire 03801. The Adviser is a New Hampshire corporation. The Management Agreement provides that the Adviser, subject to the control of the Trust's Board of Trustees, will decide which securities will be bought and sold, and when, and requires the Adviser to place purchase and sale orders. The Adviser also manages the day-to-day operations of the Trust.

     Sophia Collier individually owns 60% of the outstanding stock and is Chair of the Board of Directors of Citizens Advisers, Inc. She is the former President of Citizens Funds and remains on the Board of Trustees, serving as an Interested Trustee. Ms. Collier is the founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to unhealthful mass market sodas. Ms. Collier and her partners sold American Natural Beverage Corp. in 1989.

     Four other individuals own the remaining 40% of the outstanding stock of Citizens Advisers, Inc., as follows: John F. Dunfey (12%); Robert J. Dunfey, Sr. (12%); Gerald F. Dunfey (12%); and William B. Hart, Jr. (4%). John, Robert and Gerald Dunfey, brothers, now serve as directors of the Dunfey Group, a venture capital and investment firm. John P. Dunfey is also a member of the Board of Directors of Citizens Advisers. The Dunfey family has been associated, over a number of years, with progressive social and political causes and has actively participated in organizations dedicated to world peace, human and civil rights, and economic justice. The family founded and continues to sponsor New England Circle, a forum for the "discussion of social, political, literary and educational topics that can lead to constructive change in our lives, our nation and our world."

     John L. Shields is President and Chief Executive Officer of Citizens Advisers, Inc. and President of Citizens Funds. He also serves on the Board of Trustees of Citizens Funds as an Interested Trustee. Prior to joining Citizens Advisers in 1998, Mr. Shields was a senior management consultant with Cerulli Associates, a mutual Fund consulting firm located in Boston,

Massachusetts. He also held executive and other managerial positions with State Street Research Investment Services, Inc. and Fidelity Investments.

     At the Adviser's discretion and sole expense, it may delegate certain of its Fund management duties to sub-advisers, and Citizens Advisers has retained two sub-advisers to assist in the management of certain Funds.

     SENECA CAPITAL MANAGEMENT, LLC

     Seneca Capital Management is structured as a California Limited Liability Corporation. The firm is owned by its investment professionals; and, as of July 15, 1997, Phoenix Investment Partners acquired a majority interest in the firm, with existing Seneca senior management retaining a significant equity interest, an enhanced compensation package, and most important, day-to-day control of the organization. Gail Seneca serves as President, Chief Executive Officer and Chief Investment Officer. Sandy Monticelli is the firm's Chief Operating Officer who has the responsibility for the firm's Operations, Administration, Compliance and Information Systems groups and has been with the firm since 1994. Seneca continues to operate as an independent entity, headquartered in San Francisco. As of June 30, 2000 Seneca Capital Management had over $13 billion of assets under management.

     Under a Sub-Advisory Agreement between the Adviser and Seneca Capital Management, LLC, the Adviser pays Seneca the following sub-advisory fees based on an annual rate of the applicable Fund's average net assets:

                  Citizens Income Fund (until December 1, 2000)
                  .175% of average net assets

                  Citizens Emerging Growth Fund
                  0.35% on the first $100 million
                  0.25% on remaining assets

     CLEMENTE CAPITAL, INC.

     Our sub-adviser for the Citizens Global Equity Fund, Clemente Capital, Inc., is a registered investment adviser organized in 1979. It is majority owned by Lilia Clemente; Wilmington Trust of Wilmington, Delaware; Diaz-Verson Capital Investments, Inc. of Columbus, Georgia; and Richard W. McWalters, CEO. Clemente also manages the First Philippine Fund, Clemente Strategic Value Fund and Cornerstone Strategic Return Fund, three closed-end Funds traded on the New York Stock Exchange. Its headquarters are at Carnegie Hall Tower, 152 West 57th Street, New York, New York.

     Under a Sub-Advisory Agreement between the Adviser and Clemente Capital, Inc., the Adviser pays Clemente a sub-advisory fee based on an annual rate of 0.35% of the Citizens Global Equity Fund's average net assets on assets up to and including $500 million and 0.25% on assets over $500 million.

ADVISER FEES

     The Adviser provides the Trust, at its own expense, with all office space, facilities, equipment and clerical personnel necessary to carry out its duties under the Management Agreement. Some of the Trust's Trustees and officers are employees of the Adviser and receive their compensation from the Adviser. The custodian bank for each Fund maintains, as part of its services for which the Trust pays a fee, many of the books and records that each Fund is required to have and computes each Fund's Net Asset Value and dividends per share.

     Each Fund pays the Adviser a fee for its services as a percentage of each Fund's average annual net assets as follows:

Citizens Core Growth Fund --0.50%; Citizens Emerging Growth Fund--1.00%; Citizens Small Cap Core Growth Fund--0.50%; Citizens Global Equity Fund--1.00%; Citizens Income Fund--0.65%; and Citizens Money Market Fund--0.35%.
The fee is accrued daily and payable monthly.

     The Adviser has contractually agreed to limit expenses for the classes of the Funds listed below for the fiscal year ending June 30, 2001. If a Fund's aggregate expenses for the relevant class would exceed on a per annum basis the percentage of average daily net assets specified below, the Adviser will reduce its fee by, or refund, the amount of the excess. The limit on Fund expenses, pursuant to an Expense Reimbursement Agreement, is as follows:

       ----------------------------------------------------------------------------------------------------------
       Citizens Core Growth Fund, Standard Class shares                      1.34%
       ----------------------------------------------------------------------------------------------------------
       Citizens Core Growth Fund, Administrative Class shares                0.94%
       ----------------------------------------------------------------------------------------------------------
       Citizens Core Growth Fund, Institutional Class shares                 0.68%
       ----------------------------------------------------------------------------------------------------------
       Citizens Emerging Growth Fund, Administrative Class shares            1.55%
       ----------------------------------------------------------------------------------------------------------
       Citizens Emerging Growth Fund, Institutional Class shares             1.30%
       ----------------------------------------------------------------------------------------------------------
       Citizens Small Cap Core Growth Fund, Standard Class shares            1.34%
       ----------------------------------------------------------------------------------------------------------
       Citizens Global Equity Fund, Standard Class shares                    2.05%
       ----------------------------------------------------------------------------------------------------------
       Citizens Global Equity Fund, Administrative Class shares              1.68%
       ----------------------------------------------------------------------------------------------------------
       Citizens Global Equity Fund, Institutional Class shares               1.39%
       ----------------------------------------------------------------------------------------------------------
       Citizens Income Fund, Standard Class shares                           1.40% of the first $100 million of
                                                                             of assets and 1.25% thereafter
       ----------------------------------------------------------------------------------------------------------
       Citizens Money Market Fund, Standard Class shares                     1.50% of the first $40 million of
                                                                             assets and 1% thereafter
       ----------------------------------------------------------------------------------------------------------

     Not all Fund expenses are subject to the limits described above. Interest expenses, taxes, brokerage commissions, and extraordinary expenses, such as litigation, that do not usually occur in the operations of a mutual fund are not included.

     For the fiscal years ended June 30, 1998, 1999 and 2000, the Adviser incurred the following advisory fees: Citizens Core Growth Fund, 1998-$1,439,749, 1999-$2,442,486 and 2000-$3,815,543; Citizens Emerging Growth
Fund*, 1998-$741,296, 1999-$989,594 and 2000-$2,415,821; Citizens Global Equity
Fund, 1998-$372,017, 1999-$606,181 and 2000-$2,225,034; Citizens Income Fund,
1998-$290,174, 1999-$384,180 and 2000-$405,808; and Citizens Money Market Fund,
1998-$392,811, 1999-$440,357 and 2000-$456,568. For the period from December 28,
1999 (commencement of operations of Citizens Small Cap Core Growth Fund) to June 30, 2000, the Adviser received the following fee: Citizens Small Cap Core Growth Fund, $10,082.

* For the fiscal years ending June 30, 1999 and June 30, 2000 the Adviser voluntarily waived 0.10% of its fee when the Fund's monthly average net assets exceeded $100 million.

CITIZENS SECURITIES, INC.

     Citizens Securities, Inc., a wholly-owned subsidiary of the Adviser and a New Hampshire corporation, serves as each Fund's principal underwriter or distributor. Its offices are located at 230 Commerce Way, Suite 300, Portsmouth, New Hampshire 03801. John L. Shields, President and CEO of Citizens Advisers, is also President and CEO of Citizens Securities.

ADMINISTRATIVE AND SHAREHOLDER SERVICES

     Citizens Advisers also performs a wide variety of administrative duties for the Trust under a separate administrative and shareholder services contract which provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens Advisers sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties, such as investment advisors for pension funds or other institutions which maintain omnibus accounts with Citizens Funds. These fees (based on average annual net assets) and expenses are payable monthly up to the following amounts:

----------------------------------------------------------------------------------------------------------------------
                                            Fund                                                Administrative Fee
----------------------------------------------------------------------------------------------------------------------
Citizens Core Growth Fund - Standard Class shares                                                      0.20%
----------------------------------------------------------------------------------------------------------------------
Citizens Core Growth Fund - Institutional Class and Administrative Class shares                        0.20%
----------------------------------------------------------------------------------------------------------------------
Citizens Emerging Growth Fund - Standard Class shares                                                  0.10%
----------------------------------------------------------------------------------------------------------------------
Citizens Emerging Growth Fund - Institutional Class and Administrative Class shares                    0.10%
----------------------------------------------------------------------------------------------------------------------
Citizens Small Cap Core Growth Fund - Standard Class shares                                            0.10%
----------------------------------------------------------------------------------------------------------------------
Citizens Global Equity Fund - Standard Class shares                                                    0.10%
----------------------------------------------------------------------------------------------------------------------
Citizens Global Equity Fund - Institutional Class and Administrative Class shares                      0.10%
----------------------------------------------------------------------------------------------------------------------
Citizens Income Fund - Standard Class shares                                                           0.10%
----------------------------------------------------------------------------------------------------------------------
Citizens Money Market Fund - Standard Class shares                                                     0.10%
----------------------------------------------------------------------------------------------------------------------
Citizens Money Market Fund - Institutional Class shares                                                0.10%
----------------------------------------------------------------------------------------------------------------------

     The administrative services provided to the Trust include but are not limited to the following: daily Fund accounting duties including payment and budgeting of Fund operating expenses and calculation of expense accruals; administration of annual Trust audit with Trust Auditors; supervision of drafting and printing of annual and semi annual reports; administrative and contractual interface with the Custodian and Transfer Agent including daily monitoring of Net Asset Value, sales, redemptions, dividends and quality control; and compliance with federal and state regulatory requirements. Citizens Advisers is also reimbursed at cost for state Blue Sky filing and reporting services; vendor relations; drafting and filing of Prospectuses and Statements of Additional Information, proxies and other regulatory filings; and special projects.

     In addition, Citizens Securities provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is paid a per account fee except the Citizens Core Growth Fund which pays a percentage on average annual net assets. These include but are not limited to answering calls from existing shareholders in a timely manner; maintenance of a toll-free number; responding to shareholder inquiries and requests; maintenance of computer interface with the Transfer Agent; retention, maintenance and research of shareholder records; maintenance of facilities and equipment to perform all such duties; and similar services.

     The Citizens Core Growth Fund, Standard Class shares are charged a shareholder service fee of up to 0.35% of average annual net assets.

     For the fiscal years ended June 30, 1998, 1999 and 2000, the Adviser incurred the following administrative and shareholder service fees: Citizens Core Growth Fund, 1998-$1,635,911, 1999-$2,556,669 and 2000-$3,521,523; Citizens
Emerging Growth Fund, 1998-$193,896, 1999-$227,489 and 2000-$354,588; Citizens
Global Equity Fund, 1998-$86,805, 1999-$120,167 and 2000-$286,182; Citizens
Income Fund, 1998-$101,909, 1999-$113,106 and 2000-$94,546; Citizens Money
Market Fund, 1998-$278,850, 1999-$308,642 and 2000-$214,476. For the period from
December 28, 1999 (commencement of operations of the Citizens Small Cap Core Growth Fund) to June 30, 2000, the Adviser accrued the following administrative and shareholder service fees: Citizens Small Cap Core Growth Fund, $3,936.

12B-1 PLAN

     Pursuant to a Distribution Agreement, Citizens Securities acts as the distributor of each Fund's shares.

     The Trust's Board of Trustees has adopted a Distribution Plan under Section 12(b) of the 1940 Act and Rule 12b-1 there under. In approving the 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. Pursuant to this Plan, the Distributor is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. In addition, broker-dealers and other service organizations that enter into written agreements with the Trust and its Distributor may receive, for administration, shareholder service and distribution assistance, fees at rates determined by the Trustees.

     The Trust will reimburse Citizens Securities for distribution expenditures and for fees paid to service organizations pursuant to the 12b-1 Plan, up to a limit of 0.25% of average annual net assets for Standard Class shares and Administrative Class shares of each series of the Trust offering the same. As of July 1, 2000, the distributor is not reimbursed for expenses under the Distribution Agreement for the Citizens Money Market Fund, although the 12b-1 Plan continues to permit fees for this Fund if authorized by the Board. There is no provision under the Distribution Plan for reimbursing Citizens Securities for expenditures on behalf of the Trust's Institutional Class shares. In addition, if and to the extent that the fee the Fund pays the Distributor as well as other payments the Fund makes are considered as indirectly financing any activity which is primarily intended to result in the sale of Fund shares, such payments are authorized under the Plan.

     The 12b-1 Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports setting forth the amounts, payments and the purpose for which the amounts were expended. The Plan only permits reimbursement of actual expenses and does not permit expenses to be carried forward from one fiscal period to another. For the year ended June 30, 2000 the Trust approved and paid to Citizens Securities $3,097,441 under its 12b-1 Plan, broken down by category as follows:


Marketing, advertising and public relations          $1,528,451

Printing and mailing of Prospectuses                 $170,797
and sales literature to non-shareholders

Compensation to broker/dealers                       $371,137
and service organizations

Compensation to sales personnel                      $904,494

Other                                                $122,562

     The 12b-1 Plan will continue in effect if approved at least annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no financial interest in the operation of the Plan or in any agreement related to the Plan. These Trustees are known as "Qualified Trustees." Agreements related to the Plan must also be approved in the same manner by a vote of the Trustees and the Qualified Trustees. These agreements will terminate automatically if assigned, and may be terminated with respect to a Fund at any time, without payment of any penalty, by a vote of the majority of the Qualified

Trustees or a vote of the majority of outstanding securities of that Fund, on not more than 60 days notice. The Plan further provides that, while it is in effect, the selection and nomination of the Trustees who are not interested persons shall be committed to the discretion of the Qualified Trustees. The Plan may not be amended to increase materially the amounts to be spent without shareholder approval, and all amendments must be approved by the Trustees.

EXPENSES

     Other expenses paid by the Funds include all expenses not expressly assumed by Citizens Advisers. These include interest, taxes, audit and legal fees, custodian and transfer agent charges, insurance premiums, cost of registering shares under federal and state laws, dues and any litigation costs, as well as the cost of typesetting, printing and distributing shareholder reports and Prospectuses sent to shareholders.

     Administrative and Institutional Class shareholders in the Funds pay their pro rata portion of Fund expenses, as well as any class expenses attributable to that class of shares only. Class expenses include, but are not limited to, transfer agent fees, distribution fees and administrative and shareholder fees and expenses.

     When a cost is shared by several Funds, the staff at Citizens Advisers will allocate the expense in a reasonable manner under the supervision of the Trust's Board of Trustees. For the fiscal year ended June 30, 2000, the following annualized expense ratios were paid by the Funds after waivers and reimbursements (based on average annual net assets of the respective Funds):
Citizens Core Growth Fund (Standard Class shares), 1.49%; Citizens Core Growth Fund (Institutional Class shares), 0.74%; Citizens Core Growth Fund (Administrative Class shares), 0.99%; Citizens Emerging Growth Fund (Standard Class shares), 1.69%; Citizens Emerging Growth Fund (Institutional Class shares), 1.24%; Citizens Emerging Growth Fund (Administrative Class shares), 1.55%; Citizens Global Equity Fund (Standard Class shares), 1.82%; Citizens Global Equity Fund (Institutional Class shares), 1.39%, Citizens Global Equity Fund (Administrative Class shares), 1.68%; Citizens Income Fund (Standard Class shares), 1.45%; Citizens Money Market Fund (Standard Class shares), 1.17%; Citizens Money Market Fund (Institutional Class shares), 0.81%; and Citizens Small Cap Core Growth Fund (Standard Class shares) from December 28, 1999 (commencement of operations) to June 30, 2000, 1.49%.

CODES OF ETHICS

     The Funds, the Adviser, the sub-advisers and the distributor have each adopted a Code of Ethics (collectively, the Codes of Ethics) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER SERVICE PROVIDERS

CUSTODIAN
     Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian of the assets of the Trust. The custodian is responsible for holding the securities and cash of each Fund, receiving and reporting all purchases and redemptions, calculating the daily Net Asset Value of each Fund and other accounting activities related to the management of the Trust. The custodian takes no part in determining the investment policies of the Trust or in deciding which securities are purchased or sold by the Trust. The Trust, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

TRANSFER AGENT
     Until December 9, 2000 the transfer agent and dividend-paying agent for the Trust is PFPC Inc., 400 Bellevue Parkway, Suite 108, Wilmington, DE 9809. As of December 9, 2000 the transfer agent and dividend-paying agent for the Trust is BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8012. In its capacity as transfer agent and dividend-paying agent, BISYS is responsible for processing daily purchases, redemptions and transfers of Trust shares, preparing and mailing shareholder confirmations and account statements, paying dividends and other distributions, and other shareholder and account activities.

AUDITORS
     The financial highlights of each Fund included in the Funds' Prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants for the periods after June 30, 1997, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of each Fund and provides other audit, tax and related services.

LEGAL COUNSEL
     Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110-1726.

BROKERAGE ALLOCATION AND SOFT DOLLARS
     The Adviser seeks to obtain for the Trust the best net price and the most favorable execution of orders. Purchases are made from issuers, underwriters, dealers or brokers, and banks who specialize in the types of securities the Funds buy. Purchases from underwriters include a commission or concession paid by the issuer to the underwriters. Purchases from dealers include the spread between the bid and asked prices and purchases from brokers include commissions paid to the broker based upon the transaction size. If the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services.

     The Adviser will comply with Rule 17e-1 under the 1940 Act in regards to brokerage transactions with affiliates, to assure that commissions will be fair and reasonable to the shareholders. There have been no brokerage commissions paid to affiliated brokers during the past three fiscal years.

     In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, the Adviser or a sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a Fund and/or the other accounts over which the Adviser or a sub-adviser exercises investment discretion. The Adviser or a sub-adviser may cause a Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser or a sub-adviser has with respect to accounts over which they exercise investment discretion.

     The Adviser will maintain an account with one or more broker-dealers who agree to provide or pay for brokerage and research services that benefit the Funds. Sub-advisers will be informed in writing of the names of the broker-dealers and provided with account information to allow the execution of trades through those broker-dealers. In the event that best execution of an equity transaction is available through a broker-dealer that has been so identified, the Adviser or a sub-adviser, as the case may be, may place the transaction with that broker-dealer after determining in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. These research services are sometimes referred to as "soft dollars."

     Any soft dollars generated by transactions on behalf of a Fund in this fashion shall be used solely to purchase brokerage and research services within the meaning of Section 28(e), and must be of benefit to that Fund. These brokerage and research services, however, need not exclusively benefit that Fund, and may also benefit other series of the Trust or other clients of the Adviser or its sub-adviser. For these purposes, brokerage and research services mean those that provide assistance to the Adviser, or a sub-adviser, in the performance of decision-making responsibilities. If a product or service serves non-research as well as research functions, soft dollars shall be used to pay for the product or service only to the extent that it constitutes research.

     The investment management or advisory fee that the Trust pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. The Adviser would, through the use of such services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

OWNERSHIP OF SHARES AND SHAREHOLDER RIGHTS

     The Trust's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Certificates representing shares are not issued. The Trust may create and issue series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Income and operating expenses are allocated fairly among the series and classes by the Trustees. Shares of each class are entitled to vote as a class or series only to the extent required by the 1940 Act, as provided in the Declaration of Trust, or as permitted by the Trustees.

VOTING RIGHTS

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Voting is generally by class and series except as otherwise provided by the provisions of the 1940 Act and the Trust's Declaration of Trust. The Trust does not hold annual shareholder meetings. However, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of a Fund's shares. The holders of shares have no preemptive, conversion or subscription rights and votes are not cumulative. Shares when issued are fully paid and non-assessable, except as set forth under "Shareholder and Trustee Liability" below. The Trust may be terminated upon the sale or transfer of its assets, if such sale or transfer is approved by a Majority Shareholder Vote. If not so terminated, the Trust will continue indefinitely.

DIVIDENDS AND DISTRIBUTIONS

CITIZENS CORE GROWTH FUND, CITIZENS EMERGING GROWTH FUND, CITIZENS SMALL CAP CORE GROWTH FUND AND CITIZENS GLOBAL EQUITY FUND
     The Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund and Citizens Global Equity Fund normally declare and pay dividends substantially equal to all net investment income annually. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Funds at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.

CITIZENS INCOME FUND
     The Citizens Income Fund distributes to its shareholders monthly dividends substantially equal to all of its net investment income. The Fund's net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Fund at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid at the close of the appropriate monthly or annual period.

CITIZENS MONEY MARKET FUND
     Net income for the Citizens Money Market Fund is determined and accrued daily and paid monthly. This dividend is payable to everyone who was a shareholder at 4:00 p.m. Eastern time on the day the dividend is declared. Dividends begin to accrue on the first day following the date of purchase, provided that the payment is received by 4:00 p.m. Eastern time. When shares are redeemed, the shares are entitled to a dividend declared on the day of the redemption. Dividends are automatically reinvested in shares, at Net Asset Value, unless a shareholder otherwise instructs the Transfer Agent in writing. Shareholders so requesting will be mailed checks in the amount of the accumulated dividends. For the purpose of calculating dividends, the Funds' daily net investment income consists of: (a) all interest income accrued on investments (including any discount or premium ratably amortized to the date of maturity or determined in such other manner as the Trustees may determine); and
(b) minus all expenses accrued, including interest, taxes and other expense items, amounts determined and declared as dividends and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles; and (c) plus or minus all realized and unrealized gains or losses on investments.

SHAREHOLDER AND TRUSTEE LIABILITY

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trust's Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses by the relevant Fund out of that Fund's property for any shareholder held personally liable for that Fund's obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy the judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholders liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

HOW TO PURCHASE AND REDEEM SHARES

HOW TO BUY SHARES
     It's easy to buy shares of the Funds. Just fill out an application and send in your payment by check, wire transfer, exchange from another Citizens mutual fund or through arrangements with your investment adviser or broker-dealer. All checks must be made payable to "Citizens Funds." Citizens Funds is unable to accept third-party checks. Foreign checks drawn in U.S. dollars are accepted but shares purchased with foreign checks may be held in escrow for at least 20 days. For an initial wire to open an account, please call our Shareholder Service Center at (800) 223-7010 prior to initiating the wire transfer.

     Shares in the Citizens Money Market Fund cost $1.00 per share. For all other Funds, your cost will be the Net Asset Value next determined after your payment is received. (Net Asset Value is determined at 4 p.m. Eastern time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange.) You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your check is returned for any reason, you will be assessed a fee of $20.00.

     The Trust has authorized certain brokers, and these brokers have also been authorized to designate intermediaries, to accept on its behalf purchase and redemption orders and such brokers are also authorized to designate intermediaries to accept orders on the Trust's behalf. The Trust will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the Net Asset Value next computed after the broker or designee accepts the order.

     Investors may be charged a fee if they buy, sell or exchange Fund shares through a broker or agent.

INVESTMENT MINIMUMS

     The minimum initial investment for Standard Class shares in each Fund is $2,500 ($1,000 for IRA, Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) and Automatic Investment Plan accounts). The minimum subsequent investment for all accounts, including Automatic Investment Plan accounts, is $50. If your account falls below the $2,500 minimum balance for the Fund ($1,000 for UGMA/UTMA and AIP), you will be assessed a monthly fee of $3.00 until you bring your balance above the minimum. (This fee will also be applied to inactive Automatic Investment Plan accounts.) If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance. Before closing your account, you will receive 30 days notice and an opportunity to bring the account up to the applicable minimum. The investment minimums and monthly below minimum balance fee are applicable per account and also apply to an exchange purchase of shares in another series of Citizens Funds.

     The minimum initial investment in Administrative Class and Institutional Class shares is $1,000,000 (less than $1,000,000 for registered investment advisers and retirement plan sponsors, as well as certain other third-party solicitors, at the discretion of the Trust). There is no minimum subsequent investment. With respect to accounts that fall below $1,000,000 (or less than $250,000 for registered investment advisers and retirement plans, at the discretion of the Trust), the Trust reserves the right to transfer these accounts from the Administrative or Institutional Class and convert them to Standard Class shares. We will give adequate notice to the shareholder, allowing the opportunity to bring the account up to the required minimum balance.

     There is an annual fee of $10 for each Individual Retirement Account (IRA), with a maximum IRA account fee of $20 per shareholder. This fee is waived for total IRA balances of $25,000 and higher and total account balances of $50,000 and higher. There is also an IRA closure fee of $15.

AUTOMATIC INVESTMENT PLAN
     To enroll in the Trust's Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into your chosen Fund. We will do the rest.

PAYROLL DEDUCTION
     Setting up direct payroll deposit is very easy. Call us for the necessary information and steps to follow. If you or your payroll administrators have any questions, please call the Citizens' Shareholder Service Department.

     Funds will be deposited into your account using the Electronic Funds Transfer System. We will provide the account number. Your payroll department will let you know the date of the pay period when your investment begins.

HOW TO SELL SHARES

     TELEPHONE EXCHANGE AND REDEMPTION. We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much (up to $25,000) you want to redeem. Depending upon your instructions, we will deposit the amount of your redemption into another Citizens Funds account, mail you a check or electronically transfer your redemption to your pre-designated account. Normally, we will send you your redemption on the next business day after we receive your request. One-day wired funds cost $10, or we offer free two-day service via the Automated Clearing House (ACH). You will earn dividends up to and including the date when we receive your redemption request.

     If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN) which must be verified before processing all telephone transactions, including balance verification. To keep these problems to a minimum, we record all telephone calls. Neither the Trust, the Adviser or the Fund's Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine.

     REDEEM YOUR SHARES THROUGH BROKER-DEALERS. You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with the Trust that permit them to order redemption of shares by telephone or other electronic communication.

     REQUESTS FOR REDEMPTION. If you do not use the Telephone Exchange and Redemption option, you can redeem your shares by sending us a written request at any time, although the process will take longer. Requests for redemption of shares worth more than $25,000 must be accompanied by an original Medallion Signature Guarantee. We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.

     Certain requests for redemption under $25,000 - both written and telephonic
- may also require a Medallion Signature Guarantee, at the discretion of the Trust. To avoid delays, have all written requests for redemption Medallion Signature Guaranteed.

     We reserve the right to wait up to seven business days before paying the proceeds of any redemption on any investments made by check and five business days for purchases made by ACH transfer. Therefore, if you need your redemption proceeds within seven business days of your purchase, please invest by wire.

ADDITIONAL REDEMPTION INFORMATION

     The Trust pays redemption proceeds within five business days (seven business days with respect to the proceeds of redemptions of investments made by check) after we receive a proper redemption request so long as the redemption request is received by 4 p.m., Eastern Time. A Fund's obligation to pay for redemptions can be suspended when the New York Stock Exchange is closed other than for weekends or holidays or under certain emergency conditions determined by the SEC. The holidays on which the New York Stock Exchange is closed are: New Year's Day, Martin Luther King, Jr.'s Birthday (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Funds pay redemption proceeds in cash, except that the Adviser has the power to decide that conditions exist which would make cash payments undesirable. In that case, a Fund could send redemption payments in securities from that Fund, valued in the same way the Fund's Net Asset Value is determined. There might then be brokerage or other costs to the shareholder in selling these securities. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which requires the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund's total net assets during any 90 day period for any one shareholder. A shareholder's redemption proceeds may be more or less than his or her original cost, depending on the value of the Fund's shares.

     The Trust or its Adviser has the right to compel the redemption of shares of each Fund if the aggregate Net Asset Value of the shares in the account is less than $2,500 for Standard Class shares ($1,000 for IRA, UGMA/UTMA and Automatic Investment Plan accounts). If the Adviser decides to do this, we will provide notice to the shareholder, who will be given an opportunity to bring the account up to the applicable minimum. With respect to Administrative Class and Institutional Class shares, we also have the right to transfer these accounts and to convert them to Standard Class shares if the aggregate Net Asset Value of the shares in the account is less than $1,000,000 ( or less for registered investment advisers and retirement plan sponsors, as well as certain other third-party solicitorsat the discretion of the Trust).

HOW WE VALUE FUND SHARES

     The value of the fixed income securities in which the Funds may invest will fluctuate depending in large part on changes in prevailing interest rates. Fixed income securities comprise a significant portion of assets in the Citizens Money Market Fund and Citizens Income Fund and may comprise a portion of assets in the Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund and Citizens Global Equity Fund under normal conditions. If interest rates go up, the value of fixed income securities generally goes down. Conversely, if interest rates go down, the value of fixed income securities generally goes up. Long-term obligations, which often have higher yields, may fluctuate in value more than short-term ones.

     The value of equity securities held in the Citizens Core Growth, Citizens Emerging Growth, Citizens Small Cap Core Growth and Citizens Global Equity Funds will fluctuate based upon market conditions and matters specific to the issuer. These include changes in the management and fundamental financial condition of the issuing company, prevailing economic and competitive conditions in the industry sectors in which the company does business and other factors that affect individual securities and the equity market as a whole.

     The Net Asset Value per share of a Fund is determined for each class by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. All expenses are accrued daily and taken into account in determining Net Asset Value. Since these expenses differ by Class , the Net Asset Value of Standard, Administrative and Institutional Class shares will vary and are computed separately.

     We attempt to keep the Net Asset Value of the Citizens Money Market Fund fixed at $1.00 per share, while we expect the Net Asset Value per share in the other Funds to fluctuate.

     The value of the shares for each Fund is determined at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange on each day on which the New York Stock Exchange is open for regular trading.

CITIZENS CORE GROWTH FUND, CITIZENS EMERGING GROWTH FUND, CITIZENS SMALL CAP CORE GROWTH FUND, CITIZENS GLOBAL EQUITY FUND AND CITIZENS INCOME FUND

     As described in the Prospectus, shares of the Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Global Equity Fund and Citizens Income Fund are generally valued on the basis of market values. Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and asked price for international securities. Fixed income investments are generally valued at the closing bid price for securities. Securities maturing within 60 days (and all securities held by the Citizens Money Market Fund) are normally valued at amortized cost. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees.

     Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and valuations based upon analysis of market data or other factors if these valuations are believed to more accurately reflect the fair value of such securities.

     Use of a pricing service has been approved by the Trust's Board of Trustees. There are a number of pricing services available, and the Trustees and officers of the Trust acting on behalf of the Trustees, may use or discontinue the use of any pricing service now, or in the future, employed.

     The values of foreign securities are converted from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, a Fund will use a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, the Fund's Net Asset Value may change on days on which shareholders are not able to purchase or sell Fund shares. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's Net Asset Value is calculated, the securities may be valued at fair value.

CITIZENS MONEY MARKET FUND
     The Trust's Trustees have determined that it is appropriate for the Citizens Money Market Fund to value its shares using the amortized cost method and that this method approximates the fair value of the Fund's shares. This method values a security at the time of its purchase at cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains and losses.

     While the amortized cost method generally approximates the market value of short-term securities, there may be periods during which value, as determined by the amortized cost method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a Fund with identical investments which uses a method of valuation based on market prices. Thus, if the use of amortized cost by the Fund on a particular day resulted in a lower aggregate Fund value than were the Fund to value at market prices, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield from the Fund than he would from a Fund valued at market price. The converse would apply in a period of rising interest rates.

     The Board of Trustees has established procedures designed to stabilize the Net Asset Value of the Citizens Money Market Fund at $1.00 per share, to the extent reasonably possible. These procedures include review of the Fund by the Board at intervals it deems appropriate and reasonable in the light of market conditions to determine how much the Net Asset Value, using available market quotations, deviates from the Net Asset Value based on amortized cost. For this purpose, when market quotations are available, securities are valued at the mean between the bid and the asked price. If market quotations are not available, investments are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees, including being valued at prices based on market quotations for investments of similar type, yield and maturity.

     Under the procedures that the Trustees have adopted in connection with the valuation of the Fund's securities using the amortized cost method, the Fund, through its Custodian and Accounting Agent, conducts weekly mark-to-market appraisals to compare its determination of Net Asset Value per share with the amortized cost-based Net Asset Value. In the event a deviation between the market value and the amortized cost value exceeds 0.10%, or if the Adviser believes the deviation may result in dilution or other unfair results to shareholders or investors, the Board of Trustees must be notified and daily mark-to-market appraisals will be conducted until the deviation falls below 0.10%. If the deviation from $1.00 per share exceeds 0.25% for the total market value of the Fund, the Board of Trustees must be notified immediately. If the deviation from the amortized cost value per share exceeds 0.30%, the Board of Trustees must be notified and may consider taking remedial action. If the deviation from the amortized cost value per share exceeds 0.50%, the Board of Trustees will take such action as it deems appropriate to eliminate or reduce any material dilution of shares or other unfair results to shareholders or investors, including without limitation: redeeming shares in kind; selling securities prior to maturity to realize capital gains or losses or to shorten the average maturity of the Fund; withholding dividends or payment of distributions; determining Net Asset Value per share utilizing market quotations or equivalents; reducing or increasing the number of shares outstanding on a pro rata basis; offsetting each shareholder's pro rata portion of the deviation from their accrued dividend account or from future dividends; or some combination of the foregoing.

     The Citizens Money Market Fund also limits its investments, including repurchase agreements, to those U.S. dollar-denominated securities which the Adviser determines to present minimal credit risks to the Fund, which are First Tier Securities and which meet the maturity and diversification requirements set forth in Rule 2a-7 and included herein (see pages 11-13).

TAX MATTERS

The following discussion is a brief summary of the federal and, where noted, state income tax considerations relevant to a shareholder investing in a Fund. The discussion is very general, and prospective investors are urged to consult their tax advisers about the tax consequences that an investment in a Fund may have in their particular situations.

TAXATION OF THE FUNDS

     FEDERAL TAXES. Each Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the Code). Each Fund has elected to be treated and intends to qualify to be treated each year as a "regulated investment company" under Subchapter M of the Code. In order to so qualify, each Fund must meet various requirements of Subchapter M relating to the nature of the Fund's gross income, the amount of its distributions, and the composition of its portfolio assets.

     If a Fund qualifies to be treated as a regulated investment company for a given year, it will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If a Fund should fail to qualify as a regulated investment company in any year, the Fund would incur federal income taxes upon its taxable income, and distributions from the Fund would generally be taxable as ordinary dividend income to shareholders.

     MASSACHUSETTS TAXES. As long as a Fund maintains its status as a regulated investment company under the Code, the Fund will not be required to pay any Massachusetts income or excise tax.

     FOREIGN TAXES. Although we do not expect the Funds will pay any federal income or excise taxes, investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on foreign income; the Funds intend to qualify for such reduced rates where available. It is not possible, however, to determine any Fund's effective rate of foreign tax in advance, since the amount of a Fund's assets to be invested within various countries is not known.

     Except in the case of the Citizens Global Equity Fund, we do not expect that any Fund that incurs foreign income taxes will be able to pass those taxes through to shareholders for foreign tax credit purposes. If the Citizens Global Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of a taxable year, it may elect to pass through to its shareholders the foreign income taxes paid. If the Citizens Global Equity Fund so elects, its shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed by them from the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If the Citizens Global Equity Fund does not qualify or elect to pass through to its shareholders foreign income taxes that it pays, shareholders will not be able to claim any deduction or credit for any part of such taxes.

TAXATION OF SHAREHOLDERS

     TAXATION OF DISTRIBUTIONS. Shareholders of a Fund will generally have to pay federal income taxes, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

     DIVIDENDS-RECEIVED DEDUCTION. For each of the Funds other than Citizens Money Market Fund and Citizens Income Fund, a portion of any ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualified for that deduction with respect to its holding of a Fund's shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Since the investment income of each of Citizens Money Market Fund and Citizens Income Fund is derived from interest rather than dividends, no portion of the dividends received from these Funds will be eligible for the dividends received deduction. Moreover, the portion of any Fund's dividends that is derived from investments in foreign corporations will not qualify for such deduction.

     "BUYING A DIVIDEND." Any dividend or distribution from a Fund other than the Citizens Money Market Fund will have the effect of reducing the per share Net Asset Value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares in such a Fund shortly before the record date of any dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     SPECIAL CONSIDERATIONS FOR NON-U.S. PERSONS. Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities (Non-U.S. Persons) are generally subject to U.S. tax withholding at the rate of 30%. The Funds intend to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Funds will withhold at a lower tax treaty rate if a shareholder provides documentation acceptable to the Fund demonstrating the applicability of such a rate to a particular distribution. Any amounts over withheld may be recovered by the shareholder by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions from a Fund to a Non-U.S. Person also may be subject to tax under the laws of the Non-U.S. Person's jurisdiction.

     BACKUP WITHHOLDING. The Funds are required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and (except in the case of the Citizens Money Market Fund) redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding applicable to Non-U.S. Persons.

     DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of the shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon disposition of shares may also be disallowed under the rules relating to wash sales.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

     CERTAIN DEBT INSTRUMENTS. An investment by a Fund in certain stripped securities and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     OPTIONS, ETC. A Fund's transactions in options, futures and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (E.G., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles", and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund intends to limit its activities in options, futures and forward contracts to the extent necessary to meet the requirements of the Code.

     FOREIGN INVESTMENTS. Special tax considerations apply with respect to foreign investments of those Funds which are permitted to make such investments. For example, foreign exchange gains and losses generally will be treated as ordinary income or loss. Use of non-U.S. currencies for non-hedging purposes and investments by a Fund in "passive foreign investment companies" may have to be limited in order to avoid a tax on a Fund. A Fund may elect to mark to market any investments in passive foreign investment companies on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional gain or loss to the Fund.

     THE FOREGOING IS A LIMITED SUMMARY OF FEDERAL (AND, WHERE INDICATED, STATE) INCOME TAX CONSIDERATIONS. IT SHOULD NOT BE VIEWED AS A COMPREHENSIVE DISCUSSION OF THE ITEMS REFERRED TO, NOR AS COVERING, ALL PROVISIONS RELEVANT TO INVESTORS. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS FOR ADDITIONAL DETAILS ON THEIR PARTICULAR TAX STATUS.

HOW WE CALCULATE PERFORMANCE

     All performance reported in advertisements is historical and not intended to indicate future returns.

     From time to time the yield and compounded effective yield of our Funds may be published in advertisements and sales material. For the Citizens Income Fund the yield is usually reported over a 30 day period, whereas for the Citizens Money Market Fund the yield is quoted over a seven day period.

     CITIZENS INCOME FUND'S YIELD
     To calculate the Citizens Income Fund's yield, we start with net investment income per share for the most recent 30 days and divide it by the maximum offering price per share on the 30th day, then annualize the result assuming a semi-annual compounding.

     The yield quotation for the Citizens Income Fund is based on the annualized net investment income per share of the Fund over a 30-day (or one-month) period. The yield is calculated by dividing the net investment income per share of the Fund earned during the period by the public offering price per share of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned by the Fund during the period, minus accrued expenses for the period, by (ii) the average number of the Fund's shares entitled to receive dividends during the period multiplied by the public offering price per share on the last day of the period. Income is calculated for the purpose of yield calculations in accordance with standardized methods applicable to all stock and bond Funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are generally excluded from the calculation as these are reflected in the Fund's Net Asset Value per share. Expenses accrued for the period includes any fees charged to all shareholders during the base period.

The Citizens Income Fund's yield is calculated according to the following SEC formula:

                    6
Yield =   2[a-b  +1)  -1]      cd
 where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period

     CITIZENS MONEY MARKET FUND'S YIELD
     Every business day, the Citizens Money Market Fund quotes a "7-day yield" and a "7-day effective yield." To calculate the 7-day yield, we take the Fund's net investment income per share for the most recent 7 days, annualize it and then divide by the Fund's Net Asset Value per share (expected always to be $1.00) to get a percentage. The effective yield assumes you have reinvested your dividends.

     The current yield of the Citizens Money Market Fund for a specific period of time is calculated based on a hypothetical account containing exactly one share at the beginning of the period. The net change in the value of the account during the period is determined by subtracting this beginning value from the value of the account at the end of the period including a hypothetical charge reflecting deductions from shareholder accounts. Capital changes (I.E., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) are excluded from the calculation. Because the change will not reflect any capital changes, the dividends used in the yield computation may not be the same as the dividends actually declared. The dividends used in the yield calculation will be those which would have been declared if there had been no capital changes included in a Fund's actual dividends. The net change in the account value is then divided by the value of the account at the beginning of the period and the resulting figure is called the "base period return." The base period return is then multiplied by (365/7) for a seven day effective yield with the resulting yield figure carried to the nearest hundredth of one percent.

     Compounded effective yield, which may be quoted for the Citizens Money Market Fund, is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. This is accomplished by annualizing the base period return and assuming that dividends earned are reinvested daily. Compounded effective yield is calculated by adding 1 to the base period return (which is derived in the same manner as discussed above) raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

The formula for effective yield is:
                         365/7
[(base period return + 1)     ] - 1

     Compounded effective yield information is useful to investors in reviewing the performance of the Citizens Money Market Fund since the yield is calculated on the same basis as those of other money market funds. However, shareholders should take a number of factors into account in using the Fund's yield information as a basis for comparison with other investments.

     Since the Citizens Money Market Fund is invested in short-term money market instruments, our yield will fluctuate with money market rates. Therefore, the compounded effective yield is not an indication of future yields. Other investment alternatives such as savings certificates provide a fixed yield if held full term, but there may be penalties if redeemed before maturity, whereas there is no penalty for withdrawal at any time in the case of our Funds.

     Current yield and effective yield, which are calculated according to a formula prescribed by the SEC, may differ from the amounts that actually may be paid to our shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share we paid during the past twelve months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a major change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from additional sources (I.E., sources other than dividends and interest, such as short-term capital gains), and is calculated over a different period of time.

     The following table sets forth various measures of performance for certain classes of the Funds as of June 30, 2000:

         FUND                                  7-DAY YIELD       EFFECTIVE YIELD             30-DAY YIELD
         ----                                  -----------       ---------------             ------------
Citizens Money Market Fund
(Standard Class shares)                           5.58%               5.73%                       N/A

Citizens Money Market Fund
(Institutional Class shares)                      5.56%               5.72%                       N/A

Citizens Income Fund (Standard
Class shares)                                      N/A                  N/A                      6.83%

TOTAL RETURN AND OTHER QUOTATIONS

     We can express investment results for our four equity Funds and the Citizens Income Fund in terms of "total return." Total return refers to the total change in value of an investment in a Fund over a specified period.

     In calculating the total return of a class of shares of a Fund, we start with the total number of shares of the Fund you can buy for $1,000 at the beginning of the period. We then add all the additional shares you would have purchased within the period with reinvested dividends and distributions (this takes into account the particular Fund's income, if any). Finally, we multiply the number of these shares by the Net Asset Value on the last day of the period and divide the result by the initial $1,000 investment to see the Fund's percentage gain or loss. For periods of more than one year, we adjust the cumulative total return to get an average annual total return.

These figures will be calculated according to the SEC formula:
P(1 + T)n = ERV
where:
P = A hypothetical initial payment of $1,000.
T = Average annual total return.
n = Number of years.
ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion).

For the period ended June 30, 2000 certain classes of the Funds had the following performance:

                                                             5 YEAR               AVERAGE ANNUAL
                                  ONE YEAR               AVERAGE ANNUAL         TOTAL RETURN SINCE
          FUND                  TOTAL RETURN              TOTAL RETURN               INCEPTION
Citizens Core Growth
Fund (Standard Class
shares)                            12.82%                    27.68%                   27.93%
                                                                                     (3/3/95)
Citizens Core Growth
Fund (Institutional
Class shares)                      13.67%                     N/A                     29.26%
                                                                                     (1/25/96)
Citizens Emerging
Growth Fund
(Standard Class                    82.19%                    37.29%                   32.27%
shares)                                                                              (2/8/94)

Citizens Global
Equity Fund
(Standard Class                    53.27%                    25.58%                   20.89%
shares)                                                                              (2/8/94)

Citizens Income Fund
(Standard Class
shares)                             3.35%                    5.86%                     6.25%
                                                                                     (6/10/92)

     When we quote a Fund's yield or total return we are referring to its past results and not predicting the Fund's future performance. We quote total return for the most recent one year period as well as average annual total return for the most recent five- and ten-year periods, or from the time when we first offered shares, whichever is shorter. Sometimes we advertise a Fund's actual return quotations for annual or quarterly periods or quote cumulative return for various periods. When we do this, we also always present the standardized total return quotations at the same time.

     When we quote investment results, we sometimes will compare them to unmanaged market indices such as the Dow Jones Industrial Average, Standard & Poor's (S&P) 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, Financial Times World Index, Lehman U.S. Aggregate Index and the Russell 2000, as well as other data and rankings from recognized independent publishers or sources such as MORNINGSTAR, INC., LIPPER, INC., IBC'S MONEY FUND

REPORT, BLOOMBERG MAGAZINE, MONEY MAGAZINE, MUTUAL FUNDS MAGAZINE, KIPLINGER'S PERSONAL FINANCE MAGAZINE, WORTH MAGAZINE, YOUR MONEY MAGAZINE, SMART MONEY MAGAZINE, FORBES MAGAZINE, FORTUNE MAGAZINE, and others.

FINANCIAL STATEMENTS

     The financial statements of Citizens Funds and the opinion of its independent auditors, included in the Annual Report to the shareholders for the year ended June 30, 2000, are incorporated herein by reference and are provided to each person to whom the Statement of Additional Information is sent or given.

APPENDIX A: DESCRIPTION OF RATINGS

     DESCRIPTION OF BOND RATINGS
     We use the ratings provided by national rating services as one of several indicators of the investment quality of fixed income securities. The following is a description of the ratings of the three services we use most frequently. When considering any rating, it is important to remember that the ratings of Moody's, Standard & Poor's and Fitch IBCA represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments with the same maturity and coupon with different ratings may have the same yield.

MOODY'S

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING REFINEMENTS: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Aaa: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

Aa: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC AND C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The rating C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

FITCH IBCA INTERNATIONAL LONG-TERM CREDIT RATINGS

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. The capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Plus (+) or minus (-): Plus and minus signs may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the "AAA" long-term rating category.

MOODY'S SHORT-TERM PRIME RATING SYSTEM--TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. The obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

- Leading market positions in well-established industries.
- High rates of return on Funds employed.
- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protections measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

NOTE: Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuers whose securities or debt obligations you consider buying or selling.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

Standard & Poor's short-term issue credit ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period had not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PART C: OTHER INFORMATION

Item 23. Exhibits

(a) Declaration of Trust

         (1) Declaration of Trust

Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on August 28, 1998.

         (2) Designation of Series as filed herewith

(b) By-Laws

Incorporated by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement (File No. 2- 80886), as filed with the Securities and Exchange Commission on October 7, 1997.

(c) N/A
(d) Management Agreement:

         (1) Management Agreement

Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on August 28, 1998.

         (2) Renewal of Management Agreement filed herewith
         (3) Sub-Investment Advisory Agreements

Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on August 27, 1999.
         (4) Renewal of Sub-Investment Advisory Agreements filed herewith
(e) Distribution Agreement
Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on June 30, 1999.
(f) N/A
(g) Custodian Contract:

         (1) Custodian Contract

Incorporated by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on September 27, 1996.

         (2) Form of Letter Agreement adding Citizens Small Cap Index Fund to the Custodian Contract
(h) Other Material Contracts:
         (1) Administrative and Shareholder Services Agreement

Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on June 30, 1999.
         (2) Renewal of Administrative to Shareholder Services Agreement filed herewith
         (3)   Transfer Agency Agreement filed herewith
         (4)   Expense Reimbursement Agreements filed herewith
(i) Form of Opinion and Consent of Counsel as to the legality of the securities being registered

(j) Opinion and Consent of Independent Accountants as filed herewith

(k) N/A
(l) N/A
(m) Rule 12b-1 Distribution Plan
Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on June 30, 1999.
(n) Rule 18f-3 Plan
Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on June 30, 1999.

(p) Code of Ethics for series of Citizens Funds, Citizens Advisers, Inc., Citizens Securities, Inc., Seneca Capital Management, LLC and Clemente Capital, Inc. filed herewith

(q) Power of attorney filed herewith

Item 24. Persons Controlled by or under Common Control with the Fund


- See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships.
- Citizens Funds is a Massachusetts business trust.
- Citizens Advisers, Inc., the investment adviser to the Registrant, is a New Hampshire corporation, which also controls the distributor of the Registrant, Citizens Securities, Inc., which is also a New Hampshire corporation.


Item 25. Indemnification


Article Seventh of the Declaration of Trust filed as Exhibit (a) to the Registration Statement is incorporated by reference. Citizens Funds participates in a group liability policy under which it and its trustees, officers and affiliated persons, the adviser and the distributor are insured against certain liabilities.


Item 26. Business and other Connections of Investment Adviser


Other businesses, professions, vocations, or employment of a substantial nature in which each director or officer of Citizens Advisers, Inc. is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:


Name and Position Connection with and
With Investment Adviser Name of Other
---------------- --------------

John L. Shields, Trustee, Citizens Funds
President, CEO President, Citizens Securities, Inc.
Senior Consultant, Cerulli Associates (1995 to 1998)

Sophia Collier, Trustee, Citizens Funds
Chair of Board President, Citizens Funds and Citizens Advisers, Inc. (1991 to 1998)
President, Northpoint Technology, LTD
President, NPT, Inc.


Candace R. Corvey, Vice President, University of New Hampshire

Associate Vice President, Harvard University 1994-1996,
Associate Dean, Harvard University 1985 - 1994
John P. Dunfey, Chairman and Founder, The Dunfey Group
Director President, Treasurer & Director, DA-TRIAD, Inc.
Trustee and Governor, Dana-Farber Cancer Inst., Boston
Chair, Human Rights Project, Inc.
Chair, New England Circle, Inc.
Director, International League for Human Rights, NY

Jane E. Newman, Executive Dean, John F. Kennedy School of Government, August, 2000,
Managing Director, The Commerce Group, (January 1999 to August 2000)
Interim Dean, University of New Hampshire (December
1997 to January 1999)
Executive Vice President, Exeter Trust Co. (September
1995 to December 1997)

Sean P. Driscoll, Treasurer, Citizens Funds, Vice President
Fund Accounting and Operations, Citizens Funds,
Director of Fund Accounting and Director of Fund Administration, State Street Bank and
Compliance Trust Company (March 1998 to November 1998)
Vice President of Compliance, Putnam Investments
(January 1997 to March 1998)

Stephen C. Schuyler, Secretary, Citizens Funds
Vice President and Senior Counsel, Citizens Funds


John M. O'Brien, Assistant Treasurer, Citizens Funds
Vice President of Corporate Finance,
Services Manager, Bank Boston (January 1998 to October
1998) Business Manager, Fidelity Investments (October 1989 to
January 1998)

Item 27. Principal Underwriters
(a) Not applicable.
(b) John L. Shields, 230 Commerce Way, Suite 300, Portsmouth, NH, is the President of Citizens Funds' distributor, Citizens Securities, Inc.
(c) Not applicable.

Item 28. Location of Accounts and Records
The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that act are kept at Citizens Funds' Transfer and Dividend Distributing Agent, PFPC, Inc., 400 Bellevue Pkwy., Wilmington, DE 19808, and at Citizens Funds' Custodian and Fund

Accounting Agent, State Street Bank and Trust, One Heritage Drive, North Quincy, MA 02171.


Item 29. Management Services
Not applicable.

Item 30. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that this Post-Effective Amendment to its Registration Statement on Form N-1A meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act and that the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portsmouth and State of New Hampshire on the 1st day of November, 2000.

CITIZENS FUNDS
By /s/ Stephen C. Schuyler

----------------------------

Stephen C. Schuyler, Secretary



/s/ John L. Shields Trustee, President, Principal Executive, Financial and Accounting Officer

---------------------------
 (John L. Shields)

Azie Taylor Morton* Trustee
---------------------------
 (Azie Taylor Morton)


Pablo Eisenberg* Trustee

---------------------------

 (Pablo Eisenberg)


Ada Sanchez* Trustee
---------------------------
 (Ada Sanchez)

Sophia Collier* Trustee
---------------------------
 (Sophia Collier)


Martha Pope* Trustee

---------------------------

 (Martha Pope)

Mitchell A. Johnson* Trustee
---------------------------
 (Mitchell A. Johnson)

*By Stephen C. Schuyler Attorney in Fact /s/ Stephen C. Schuyler

-------------------

See Powers of Attorney: filed herewith

Exhibit Index
(a) Declaration of Trust
      (2) Designation of Series
(d) Management Agreement
      (2) Renewal of Management Agreement
      (4) Renewal of Sub-Investment Advisory Agreement
(h) Other Material Contracts
      (2) Renewal of Administrative and Shareholder Services Agreement
      (3) Transfer Agency Agreement
      (4) Expense Reimbursement Agreement
(j) Opinion and Consent of Independent Accounts
(p) Code of Ethics
(q) Power of Attorney(s)